                                                                   EXHIBIT 10.17
                                    AGREEMENT

         THIS AGREEMENT ("Agreement") is effective as of October [7], 2002, by and between Newmont USA Limited ("Newmont"), a Delaware corporation, doing business as Newmont Mining Corporation; Newmont Capital Limited ("NCL"), a Nevada corporation; Vista Gold Corporation ("Vista"), a Canadian corporation; and Vista Nevada Corp. ("VNC"), a Nevada corporation.

                                    RECITALS

         A. Newmont leases certain unpatented mining claims pursuant to that Lease dated October 1, 2001, as amended effective August 26, 2002 and August 29, 2002 ("Artemis Lease"), between Newmont Mining Corporation and Artemis Exploration Company, a memorandum of which was recorded in the Elko County Recorder's Office on September 3, 2002, at Book 2, Pages 31064-31068. Those unpatented mining claims are more fully described in EXHIBIT 1 attached hereto, and are referred to herein as the "Maverick Springs Property." Pursuant to
Section 1(c) of that letter agreement, dated August 30, 2002 between Newmont and Vista, as amended (the "Letter Agreement"), the Artemis Lease was amended to allow until November 15, 2002 to complete at least 6,400 feet of exploration drilling on the Maverick Springs Property.

         B. NCL owns a partial interest in certain unpatented mining claims, pursuant to that Mining Deed and Assignment dated November 24, 1993, a copy of which was recorded in the official records of the Washoe County Recorder's Office on December 3, 1993, as Document 1738757 at Book 3917, Pages 0951-0952, and that Quitclaim Deed dated June 30, 2000, a copy of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472552. Those unpatented mining claims are more fully described in EXHIBIT 2 attached hereto, and are referred to herein as the "Mountain View Property." NCL also holds a leasehold interest and option in the Mountain View Property pursuant to that Lease/Option Agreement dated June 30, 2000, as amended on April 16, 2001 and June 6, 2002 ("Wittkopp Lease"), between Franco-Nevada Mining Corporation, Inc., and Raymond W. and Leslie A. Wittkopp, a memorandum of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472553. The Maverick Springs Property and the Mountain View Property are collectively referred to herein as the "Newmont Property."

         C. Newmont and NCL desire to convey their interests in the Maverick Springs Property and Mountain View Property and to assign their interests under the Artemis Lease and Wittkopp Lease, and Vista and VNC desire that VNC acquire those interests, pursuant to the terms set forth in this Agreement.

         WHEREFORE, in consideration of the mutual covenants contained in this Agreement, and other valuable consideration, the receipt of which is hereby acknowledged by the parties, Newmont, NCL, Vista and VNC agree as follows:

         ARTICLE 1.  CLOSING

         1.1 CLOSING DATE. Newmont, NCL, Vista and VNC shall consummate and close the transactions contemplated by Article 1 of this Agreement, on or before October 7, 2002 ("Closing"), at Newmont's offices located at 1700 Lincoln Street, Denver, Colorado.

         1.2 FAILURE TO CLOSE. In the event the parties fail to close the transactions contemplated by Article 1 within the time-frame set forth in
Section 1.1, and unless otherwise agreed to in writing by the parties hereto, this Agreement shall terminate and the parties shall have no further rights or obligations pursuant to either this Agreement or the Letter Agreement.

         1.3 TRANSFER OF NEWMONT'S AND NCL'S INTERESTS. At closing, Newmont and NCL will transfer their interests in the Newmont Property and the Leases to VNC as follows:

          a. Newmont shall deliver to VNC an Assignment in the form of EXHIBIT 3 hereto, transferring to VNC its interest in the Artemis Lease.

          b. NCL shall deliver to VNC an Assignment in the form of EXHIBIT 4 hereto, transferring to VNC its interest in the Wittkopp Lease.

          c. NCL shall deliver to VNC a Quit Claim Deed in the form of EXHIBIT 5 hereto, conveying to VNC its ownership interest in the Mountain View Property.

         1.4 CASH PAYMENT. At Closing, Vista will pay to Newmont (i) Three Hundred Thousand Dollars ($300,000.00) in cash by certified check or wire transfer ($250,000.00 for the Maverick Springs Property and $50,000.00 for the Mountain View Property), and (ii) Thirty Seven Thousand Three Hundred Dollars ($37,300.00) in cash by certified check or wire transfer to reimburse Newmont for the federal maintenance fees paid on the Newmont Property for the 2003 assessment year.

         1.5      SHARE TRANSFER.

          a. At Closing, Vista shall issue (i) to Newmont one hundred forty-one thousand, two hundred and forty-three (141,243) shares of common stock in Vista; and (ii) to NCL fifty-six thousand, four hundred and ninety-seven (56,497) shares of common stock in Vista.

          b. At Closing, Vista shall also issue to Newmont one hundred forty-one thousand, two hundred and forty-three (141,243) warrants; and (ii) to NCL fifty-six thousand, four hundred and ninety-seven (56,497) warrants, with each warrant to entitle the receiving party to purchase one share of common stock in Vista for four dollars and forty-three cents ($4.43) per share, exercisable for a period of two years after the date of Closing.

          c. The warrants and shares issued pursuant to this Section 1.5 and
     Section 1.7 below shall be subject to applicable statutory restrictions on trading when issued. Vista shall make best commercial efforts to (i) register all said shares, at its sole cost, so that they are free-trading within six months of the date of issuance, or (ii) obtain within 60 days of the date of issuance, at its sole cost, a satisfactory opinion of counsel acceptable to Newmont and NCL, stating that registration is not required or that exemptions from registration are available.


         1.6      ROYALTY DEEDS.

          a. At Closing, VNC will convey to Newmont a net smelter return royalty on mineral production from the Maverick Springs Property and the Maverick Springs Area of Interest (as defined in EXHIBIT 6) by delivering to Newmont a royalty deed in the form of EXHIBIT 7 to this Agreement.

          b. At Closing, VNC will convey to NCL a net smelter return royalty on mineral production from the Mountain View Property and the Mountain View Area of Interest (as defined in EXHIBIT 8), by delivering to NCL a royalty deed in the form of EXHIBIT 9 to this Agreement. These two royalty deeds are collectively referred to herein as the "Royalty Deeds."

         1.7      SUBSEQUENT SHARE TRANSFER.

          a. On the first anniversary of Closing, Vista shall issue to Newmont shares of common stock in Vista, the number of shares of which shall be determined by dividing Five Hundred Thousand Dollars ($500,000.00) by the weighted average closing price of such shares on the American Stock Exchange averaged over the 10-day trading period ending on the day before said first anniversary ("Weighted Average Price").

          b. On the first anniversary of Closing, Vista shall also issue to Newmont one warrant for each share issued under Section 1.7(a), with each warrant to entitle Newmont to purchase one share of common stock in Vista for 125% of the Weighted Average Price, exercisable for a period of two years from the first anniversary of Closing.

         ARTICLE 2.  WARRANTIES AND REPRESENTATIONS

         2.1      WARRANTIES AND REPRESENTATIONS.

          a. Newmont and NCL represent and warrant that (i) other than the Artemis Lease and Wittkopp Lease, they have not created any royalty obligation with respect to the Newmont Property; (ii) they have not encumbered, mortgaged or conveyed their interest in the Newmont Property; and (iii) they have not received any notice of default under the Artemis Lease or Wittkopp Lease, and, to the best of their knowledge, the Artemis Lease and Wittkopp Lease are in good standing.

          b. Each party represents and warrants to the other parties that it is in good standing under the laws of the jurisdiction in which it is incorporated, and that it has all the requisite power, right and authority to enter into this Agreement, and to perform its obligations under this Agreement, and to commit to this Agreement. The execution and delivery of this Agreement and the consummation of the transactions, indemnities and guarantees provided herein have been duly and validly authorized by all necessary corporate or company action on the part of each party.

         2.2 PROPERTY AS IS. Vista and VNC acknowledge that they are being given full access to the Newmont Property for their due diligence review. Vista and VNC acknowledge that portions of the Newmont Property are located within a historic mining area and may have environmental and physical conditions related to prior mineral exploration or mining activities, including, but not limited to, adits, shafts, waste rock piles, roads and related facilities. Prior to closing, Vista and VNC will investigate the Newmont Property, including the environmental conditions on that property, to their satisfaction. VNC is acquiring Newmont's and NCL's interests in the Newmont Property "as is" without warranty of any kind as to the condition, suitability or usability of the Newmont Property for any purpose. The parties intend that this "as is" provision shall be effective as to the environmental condition of the Newmont Property, and any and all common law or statutory claims with respect thereto. Upon closing, Vista and VNC assume the risk of any environmental contamination, hazardous substances and other conditions on or related to the Newmont Property.

         ARTICLE 3.  RIGHTS AND OBLIGATIONS OF THE PARTIES

         3.1      WORK COMMITMENT.

          a. Vista and VNC shall perform on the Maverick Springs Property (i) at least 20,000 feet of exploration drilling on or before the second anniversary of Closing, and (ii) subject to VNC's rights under Section 3.3 below, at least an additional 30,000 feet of exploration drilling on or before the fourth anniversary of Closing. The obligation of Vista and VNC under Section 3.1(a)(i) is a firm commitment, and VNC may not exercise its rights under Section 3.3 below with respect to any part of the Maverick Springs Property or the Artemis Lease until after that drilling obligation has been satisfied.

          b. Vista and VNC shall perform on the Mountain View Property (i) at least 4,000 feet of exploration drilling on or before the first anniversary of Closing, and (ii) subject to VNC's rights under Section 3.3 below, at least an additional 4,000 feet of exploration drilling prior to the second anniversary of closing. The obligation of Vista and VNC under Section 3.1(b)(i) is a firm commitment, and VNC may not exercise its rights under Section 3.3 below with respect to any part of the Mountain View Property or the Wittkopp Lease, until after that drilling obligation has been satisfied.

         3.2 PROPERTY AND LEASE MAINTENANCE. Subject to Section 3.3 below, Vista and VNC shall make such payment and filings, conduct such assessment work and satisfy all other obligations necessary to keep the Artemis Lease, Wittkopp Lease and Newmont Property in good standing, including, but not limited to payment of federal maintenance fees for the unpatented mining claims, satisfying any federal and state filing requirements for maintaining unpatented mining claims, and satisfying any Lease work commitments. Upon making any such payments or filings, Vista or VNC shall promptly deliver to Newmont a copy of the documents that were filed, and written evidence of any payment that was made. On or before February 1 of each calendar year, Vista or VNC shall deliver to Newmont a written report summarizing all work that Vista or VNC completed on the Newmont Property during the previous calendar year and including all factual data resulting therefrom. Vista and VNC shall be jointly and severally responsible for the obligations under this Section 3.2.

         3.3 ABANDONMENT OF LEASES AND PROPERTY. VNC may terminate or abandon its interests in the Newmont Property, the Artemis Lease and the Wittkopp Lease, in whole or in part, only in accordance with the provisions of this Section 3.3.

          a. At any time after the second anniversary of Closing and after it completes at least 20,000 feet of drilling on the Maverick Springs Property, VNC may terminate the Artemis Lease, in whole or in part, in accordance with the terms thereof and the provisions of this Section 3.3.

          b. At any time after it completes at least 4,000 feet of exploration drilling on the Mountain View Property, VNC may terminate the Wittkopp Lease, in whole or in part, in accordance with the terms thereof and the provisions of this Section 3.3.

          c. Prior to terminating either the Artemis Lease or Wittkopp Lease or any portion thereof, or otherwise abandoning any part of the Newmont Property, within 90 years of the effective date of this Agreement, VNC shall notify Newmont of its intent to do so, and provide Newmont with all factual data relating to the subject property that has not previously been provided to Newmont. Newmont shall have 30 days from the delivery of such notice and data, or until 90 years from the effective date of this Agreement, whichever is sooner, to elect to have VNC's lease or ownership rights in the subject property transferred to it. VNC shall deliver to Newmont an assignment (and a quit claim deed, if VNC has ownership interests) transferring to Newmont, VNC's entire interest in the subject property, within 30 days of the delivery of Newmont's written notice electing to receive such property. At the time VNC delivers such assignment and/or quit claim deed, VNC shall have satisfied all obligations or requirements that have or will become due within 60 days of the date of delivery of the assignment and/or quit claim deed, necessary to keep the subject Lease interest and mining claims in good standing. If Newmont elects not to acquire such property or fails to respond to VNC's notice and data within 30 days, VNC shall be free to terminate the applicable Lease with respect to such property, and/or abandon such property. The applicability of the Royalty Deeds to any property VNC abandons shall be governed by Section 8 of the Royalty Deeds. Upon the transfer of any interests to Newmont under this Section 3.3, Vista and VNC shall promptly reclaim all disturbance caused by its activities on the subject property in accordance with applicable statutory and regulatory requirements, unless Newmont agrees in writing to assume such reclamation obligations, in which case, Newmont shall assume such obligations in writing, and take any other steps, such as posting a replacement bond, necessary to relieve Vista and VNC of the performance thereof. Vista's and VNC's obligation under Section 3.2 to maintain the Artemis Lease, Wittkopp Lease and Newmont Property in good standing shall continue until such time that VNC transfers its interest in such Leases and property to Newmont, or formally terminates its leasehold interest in such property pursuant to the terms of this Section. In the event Newmont reacquires any property pursuant to Sections 3.3 or 3.4, Newmont shall assume the risk of any environmental contamination, hazardous substances and other conditions on or related to the reacquired property, except for any that relates to or arises from Vista's or VNC's activities or operations.

         3.4      RIGHT OF FIRST OFFER.

          a. If, within 90 years of the effective date of this Agreement, VNC intends to transfer all or any part of its interest, including, but not limited to any royalty, in the Artemis Lease, Wittkopp Lease or Newmont Property ("Offered Property"), to any person or entity, except as provided in Section 3.4(b) below, it shall promptly notify Newmont in writing. This notice shall specifically identify the Offered Property and shall state the price and all other material terms and conditions of the intended transfer, which shall be for monetary consideration only. VNC shall include with such notice all factual data pertaining to the Offered Property, which was not previously delivered to Newmont. Newmont shall have 30 days from the date such notice is delivered or until 90 years from the effective date of this Agreement, whichever is sooner, to notify VNC whether it elects to acquire the Offered Property at the same price and on the same terms as set forth in the notice. If Newmont does elect to acquire the Offered Property, such closing shall occur within 30 days after notice of such election is delivered to VNC. If Newmont fails to deliver to Vista notice of its election to acquire the Offered Property within such 30 days, such failure shall be deemed an election to not acquire the Offered Property. If Newmont elects to not acquire the Offered Property, VNC shall have 180 days from the date it delivered its notice to Newmont to complete the transfer of the entire Offered Property to a third party at a price and on terms no less favorable to VNC than those set forth in its notice to Newmont. If VNC fails to complete the transfer of the entire Offered Property to a third party within that period, Newmont's right of first refusal in the Offered Property shall be revived. Any subsequent proposal by VNC to transfer the Offered Property, or any part thereof, shall be conducted in accordance with the procedures set forth in this Section. The obligations of this Section shall apply to VNC and any successor, including affiliates or any successor by merger. Newmont's rights under this Section 3.4(a) shall be subordinate to any rights of first refusal or


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


     preemptive right granted to a third-party under any joint venture referenced in Section 3.4(b)(iv) below.

          b. The provisions of Section 3.4(a) shall not apply to (i) any equity offering made by Vista or VNC, (ii) any full or partial sale of VNC made for purposes other than to circumvent Section 3.4(a), (iii) a transfer to an affiliate wholly owned by Vista or VNC, and (iv) entering into a joint venture to which VNC is a party, including a limited liability company in which VNC is a member.

         3.5      THE JOINT VENTURE OPTION.

          a. Within 30 days after the fourth anniversary date of Closing, Vista and VNC shall deliver to Newmont a written notice, which includes (i) all factual data relating to the Newmont Property, which was not already provided to Newmont, and (ii) a detailed written accounting of all expenditures made by Vista and/or VNC to acquire, explore and hold the Maverick Springs Property and the Mountain View Property (the "Expenditures"). The Expenditures shall include the fair market value of the shares delivered by Vista under Sections 1.5 and 1.7, which the parties agree, for purposes of this Section 3.5, have a value of $1,000,000.00 for the Maverick Springs Property and $200,000.00 for the Mountain View Property. Thereafter, Newmont shall have a one-time option to elect to enter into a joint venture with VNC that would cover the Maverick Springs Property, the Mountain View Property or both (the "Joint Venture Option"). Newmont may elect to exercise the Joint Venture Option by delivering to VNC written notification within 60 days of delivery of Vista's and VNC's complete notice. During such 60 day period, Newmont shall have the right to review and audit Vista's and VNC's books and records with respect to their Expenditures.

          b. If Newmont elects to exercise the Joint Venture Option, Newmont and VNC shall negotiate and agree upon the terms of a joint venture agreement ("Joint Venture Agreement"), which will generally follow the form of Rocky Mountain Mineral Law Foundation, Model Form Mining Venture Agreement, Form 5, and will include the following terms:

               (i) Newmont shall pay to VNC an amount equal to two hundred percent (200%) of the Expenditures (defined in Section 3.5 above) (the "Expenditures Payment") by certified check or wire transfer to VNC's account.

               (ii) Upon making the Expenditures Payment, Newmont shall acquire a fifty-one percent (51%) participating interest in the joint venture property, and shall be the manager of the joint venture, so long as it maintains a fifty percent (50%) or greater participating interest.

               (iii) VNC and Newmont shall be required to fund all joint venture costs and expenditures in proportion to each party's participating interest, provided that once VNC has contributed two million dollars ($2,000,000.00) in joint venture expenditures, including its share of management fees, Newmont would thereafter

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          solely fund all joint venture expenditures, until completion of a feasibility study (as defined in EXHIBIT 10) that supports a decision by the joint venture to put the project into production ("Development Feasibility Study"). Once such decision is made, the parties shall again be required to fund future joint venture expenditures in proportion to their participating interests. VNC's contribution of 49% of all joint venture expenditures up to a maximum of two million dollars ($2,000,000.00), shall maintain VNC's 49% interest in the joint venture until completion of the Development Feasibility Study. For purposes of calculating the parties' participating interests in the joint venture and for calculation of dilution after completion of a Development Feasibility Study, VNC's basis in the joint venture shall be the greater of (1) VNC's actual contributions; or (2) 49% of the actual total expenditures made by the joint venture (both parties) until completion of the Development Feasibility Study. In the former case, Newmont's basis in the joint venture shall be the amount equal to VNC's basis multiplied by 51/49. In the latter case, Newmont's basis in the joint venture shall be 51% of the actual total expenditures made by the joint venture (both parties) until completion of the Development Feasibility Study.

               (iv) The manager of the joint venture shall earn a management fee from the joint venture of (i) ten percent (10%) of the joint venture exploration expenditures during exploration (except for invoices exceeding $50,000.00, in which case the fee would be five percent (5%) for the amount over $50,000.00), (ii) five percent (5%) of joint venture development expenses during development and (iii) seven dollars ($7.00) per ounce of gold produced from the joint venture property during production. After production commences, the management fee will be subject to adjustment to reflect the manager's actual costs, so that the manager makes neither a profit nor loss from being manager.

               (v) A management committee shall be formed, consisting of two representatives from each joint venture party. The management committee members shall have voting rights in proportion to the parties' respective participating interests. The manager shall present work programs and budgets to the management committee for approval. In the event of a tie vote, the manager shall have the deciding vote.

               (vi) Subject to Section 3.5(b)(iii), if either party elects not to contribute its proportionate share to an approved program and budget, once joint funding commences, such parties' participating interest shall be subject to straight-line dilution. If either party elects to contribute to an approved program and budget, but fails to make such contribution, the amount of dilution shall be twice the amount that would have occurred if the defaulting party had elected not to contribute. In the event either party's participating interest is diluted to below twenty percent (20%), it shall relinquish its participating interest to the other party, in return for a one percent net smelter returns royalty, as defined in the Royalty Deed. For the initial development program and budget, following the completion of a Development Feasibility Study, VNC shall have 180 days after management committee approval of such program and budget, to make its election whether to contribute and raise its share of the funds.

          c. If Newmont elects to exercise the Joint Venture Option, Newmont and VNC shall negotiate and enter into the Joint Venture Agreement within 90 days of the date of delivery of Newmont's election notice.

          d. Upon execution of the Joint Venture Agreement, Newmont and/or NCL shall reconvey to VNC their interest in the Royalty Deeds with respect to that part of the Newmont Property that is subject to the Joint Venture Agreement.

         3.6 PREFERENTIAL PROCESSING RIGHT. VNC grants to Newmont a preferential right to process any gold, silver or platinum group metals ("Precious Metals") developed from or within the Newmont Property, the Maverick Springs Area of Interest and the Mountain View Area of Interest, pursuant to the terms of this Section. Prior to VNC commencing construction of a mine within any portion of the Newmont Property or the Areas of Interest, which would involve milling or the use of processing technology other than oxide heap leaching (including, but not limited to, oxide milling for processing oxide ore, or pressure oxidation, roasting, floatation or bioxidation for processing sulfide ore) (hereafter "Processing"), VNC shall notify Newmont in writing, as soon as practicable, of the intended production rates, timing and technology to be used. Newmont shall have 60 days after the delivery of such notice, within which to notify VNC that Newmont desires to negotiate with VNC for the use of Newmont's processing facilities, or one or more of Newmont's proprietary (patented) processing technologies to perform such Processing. If Newmont provides such notice to VNC, the parties shall thereafter promptly meet and negotiate in good faith, the terms pursuant to which Newmont would conduct such Processing. VNC shall be under no obligation to use Newmont's technology or facilities unless the costs are competitive with those that VNC would otherwise incur.

         3.7 INDEMNITIES. Vista and VNC shall fully indemnify, defend, release and hold harmless Newmont, NCL, their affiliates and successors, and their officers, directors, agents, and employees from and against all loss, costs, penalties, expense, damage and liability (including, without limitation, loss due to injury or death, reasonable attorneys' fees, expert fees and other expenses incurred in defending against litigation or administrative actions, either pending or threatened), arising out of, or relating to any claim or cause of action relating in any way to conditions, operations or other activities, whether known or unknown, at, or in connection with the Newmont Property, including, but not limited to environmental conditions, regardless of whether such conditions were created before or after the date of Closing, which arises in whole or in part under any federal, state or local law, now existing or hereafter enacted, adopted or amended, including, without limitation, any statutory or common law governing liability to third parties for personal injury or property damage. In the event Newmont reacquires any part of the Newmont Property pursuant to Sections 3.4 or 3.5, Newmont shall provide to VNC an indemnity following the terms of this Section 3.7 with respect to any conditions on the reacquired property, except for those arising from or relating to Vista's or VNC's activities or operations.

         3.8 SUBSEQUENT CONVEYANCE. In the event VNC conveys any interest in the Newmont Property, the Artemis Lease or the Wittkopp Lease to any third party, including but not limited to any affiliate or joint venturer (i) the conveyance instrument shall expressly provide that the interest being conveyed is subject to Newmont's and NCL's rights under this Agreement and the Royalty Deeds, and
(ii) the third party shall agree in writing with Newmont and NCL to be bound by the provisions of this Agreement and any applicable Royalty Deeds.

         ARTICLE 4.  DISPUTE RESOLUTION

         4.1 RIGHTS UPON DEFAULT. In the event any party defaults on any one or more of its obligations or covenants under this Agreement, each party shall have all of the rights and remedies provided by law, including the right of specific performance.

         4.2 ATTORNEYS FEES. In any litigation between the parties to this Agreement or persons claiming under them resulting from, arising out of, or in connection with this Agreement or the construction or enforcement thereof, the substantially prevailing party or parties shall be entitled to recover from the defaulting party or parties all reasonable costs, expenses, attorneys fees, expert fees, and other costs of suit incurred by it in connection with such litigation, including such costs, expenses and fees incurred prior to the commencement of the litigation, in connection with any appeals, and in collecting any final judgment entered therein. If a party or parties substantially prevails on some aspects of such action, but not on others, the court may apportion any award of costs and attorneys fees in such manner as it deems equitable.

         ARTICLE 5.  GENERAL PROVISIONS

         5.1 NOTICE. All notices or other communications to either party shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by electronic communication, with confirmation sent by registered or certified mail, return receipt requested, or (iii) sent by registered or certified mail, return receipt requested. Subject to the following sentence, all notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if by mail, on the date of delivery as shown on the actual receipt. If the date of such delivery or receipt is not a business day, the notice or other communication delivered or received shall be effective on the next business day ("business day" means a day, other than a Saturday, Sunday or statutory holiday observed by banks in the jurisdiction in which the intended recipient of a notice or other communication is situated.) A party may change its address from time to time by notice to the other party as indicated above. All notices to Newmont shall be addressed to:

         Newmont USA Limited d/b/a Newmont Mining Corporation
         1700 Lincoln Street, Suite 2800
         Denver, CO  80203
         Attn:  Land Department
         Telecopier No:  (303) 837-5851

         With a copy to:
         Newmont Capital Limited
         427 Ridge Street, Suite C
         Reno, Nevada 89501
         Attn: Royalty Land Manager
         Telecopier No. (775) 784-8185

All notices to VNC shall be addressed to:

         Vista Nevada Corp.
         7961 Shaffer Parkway, Suite 5
         Littleton, Colorado 80127
         Attn:  Ronald J. (Jock) McGregor
         Telecopier No. (720) 981-1186

All notices to Vista shall be addressed to:

         Vista Gold Corp.
         7961 Shaffer Parkway, Suite 5
         Littleton, Colorado 80127
         Attn:  Ronald J. (Jock) McGregor
         Telecopier No. (720) 981-1186

         5.2 INUREMENT. All covenants, conditions, indemnities, limitations, and provisions contained in this Agreement apply to, and are binding upon the parties to this Agreement, their heirs, representatives, successors, and assigns. The obligations of Vista and any Affiliate under Article 3 shall run with the subject land.

         5.3 IMPLIED COVENANTS. The only implied covenants in this Agreement are those of good faith and fair dealing.

         5.4 WAIVER. No waiver of any provision of this Agreement, or waiver of any breach of this Agreement, shall be effective unless the waiver is in writing and is signed by the party against whom the waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other subsequent breach.

         5.5 MODIFICATION. No modification, variation, or amendment of this Agreement shall be effective unless it is in writing and signed by all parties to this Agreement.

         5.6 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to the transactions contemplated herein and supercedes any other agreement, representation, warranty, or undertaking, written or oral, including the Letter Agreement.

         5.7 MEMORANDUM. A memorandum of this Agreement in the form attached as
EXHIBIT 11 shall be recorded in the records of Elko County, White Pine County and Washoe County, Nevada, promptly after execution of this Agreement. This Agreement shall not be recorded.

         5.8 CONFIDENTIALITY OF INFORMATION. Except for recording the Assignments and Quit Claim Deed referenced in Section 1.3 above, the Royalty Deeds and a Memorandum pursuant to Section 5.7 above, and as otherwise provided in this Section 5.8, the terms and conditions of this Agreement shall be treated by the parties as confidential, and no party shall reveal or otherwise disclose such information to third parties without the prior written consent of the other party. This restriction shall not apply to disclosures to any affiliate, to any public or private financing agency or institution, securities regulatory authority, to any contractors or subcontractors the parties may engage and to employees or consultants of the parties, or to any third party to which a party contemplates the transfer, sale, assignment, encumbrance or other disposition of their interest in the Newmont Property, other property within the Area of Interest or the royalty interest granted by the Royalty Deed, or with which a party or its affiliate contemplates a merger, amalgamation or other corporate reorganization, provided, however, that any such third party to whom disclosure is made has a legitimate business need to know the disclosed information, and shall first agree in writing to protect the confidential nature of such information at least to the same extent as the parties are obligated under this Section. In the event a party is required to disclose the terms of this Agreement to any federal, state or local government, any court, agency or department thereof, or any stock exchange or securities regulatory authority, the party so required shall immediately notify the other party of such requirement, and the proposed form and content of the disclosure. To the extent legally permissible, such notice shall be delivered at least two business days prior to the date of the disclosure. The non-disclosing party shall have the right to review and comment upon the form and content of the disclosure and to object to such disclosure to the entity seeking the information, and to seek confidential treatment of that information by the receiving entity.

         5.9 FURTHER ASSURANCES. Each of the parties agrees that it shall take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

         5.10 CONSTRUCTION. The section and paragraph headings contained in this Agreement are for convenience only, and shall not be used in the construction of this Agreement. The invalidity of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement.

         5.11 CURRENCY. All references to dollars herein shall mean United States dollars.

         5.12 GOVERNING LAW. This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of Nevada, without regard to that State's conflicts of laws provisions.

         5.13 SURVIVAL OF TERMS AND CONDITIONS. The warranties, representations, indemnities and covenants contained in this Agreement, shall survive closing and the recording of any conveyance documents pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NEWMONT USA LIMITED D/B/A
NEWMONT MINING CORPORATION


By: /S/ DONALD B. KARRAS
Name: Donald B. Karras
Title: Vice President

NEWMONT CAPITAL LIMITED


By: /S/ DAVID HARQUAIL
Name: David Harquail
Title: President


VISTA NEVADA CORP.


By: /S/ R.J. MCGREGOR
Name: R.J. McGregor
Title: President


VISTA GOLD CORPORATION


By: /S/ R.J. MCGREGOR
Name: R.J. McGregor
Title: President

                                    EXHIBIT 1
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                            MAVERICK SPRINGS PROPERTY


         That certain Mining Lease and Agreement dated October 1, 2001 by and between Newmont Mining Corporation and Artemis Exploration Company, as amended, and the following described unpatented mining claims situated in Elko County and White Pine County, Nevada:


CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100
WILLOW #49                          968     826                        NMC - 754101
WILLOW #50                          968     827                        NMC - 754102
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                           1025    487                        NMC - 785303
WILLOW 56                           1025    488                        NMC - 785304
WILLOW 57                           1025    489                        NMC - 785305
WILLOW 63                           1025    495                        NMC - 785311
WILLOW 65                           1025    497                        NMC - 785313
WILLOW 66                           1025    498                        NMC - 785314
WILLOW 67                           1025    499                        NMC - 785315
WILLOW 68                           1025    500                        NMC - 785316
WILLOW 69                           1025    501                        NMC - 785317
WILLOW 70                           1025    502                        NMC - 785318
WILLOW 71                           1025    503                        NMC - 785319
MAVERICK #1                         968     832                        NMC - 754107
MAVERICK #3                         968     834                        NMC - 754109
MAVERICK #5                         968     836                        NMC - 754111
MAVERICK #7                         968     838                        NMC - 754113
MAVERICK #8                         968     839                        NMC - 754114
MAVERICK #9                         968     840                        NMC - 754115
MAVERICK #10                        968     841                        NMC - 754116
MAVERICK #11                        968     842                        NMC - 754117
MAVERICK #12                        968     843                        NMC - 754118
MAVERICK #13                        968     844                        NMC - 754119
MAVERICK #14                        968     845                        NMC - 754120
MAVERICK #15                        968     846                        NMC - 754121
MAVERICK #16                        968     847                        NMC - 754122
MAVERICK #17                        968     848                        NMC - 754123
MAVERICK #18                        968     849                        NMC - 754124
MAVERICK #39                        968     864                        NMC - 754140
MAVERICK #40                        968     865                        NMC - 754141
MAVERICK #41                        968     866                        NMC - 754142
MAVERICK #42                        968     867                        NMC - 754143
MAVERICK 524                        1025    475                        NMC - 785291
MAVERICK 526                        1025    477                        NMC - 785293
MAVERICK 528                        1025    479                        NMC - 785295
MAVERICK 529                        1025    480                        NMC - 785296
MAVERICK 530                        1025    481                        NMC - 785297
MAVERICK 531                        1025    482                        NMC - 785298
MAVERICK 67                         1       38907                      NMC - 826140
MAVERICK 68                         1       38908                      NMC - 826141
MAVERICK 69                         1       38909                      NMC - 826142
MAVERICK 70                         1       38910                      NMC - 826143
MAVERICK 71                         1       38911                      NMC - 826144
MAVERICK 72                         1       38912                      NMC - 826145

CLAIM  NAME                BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
MAVERICK 73                1        38913                     NMC - 826146
MAVERICK 74                1        38914                     NMC - 826147
NMS 1 - NMS 94             1        43585 - 43640             NMC - 826738 - 826831
NMS 96                     1        43641                     NMC - 826832
NMC 98                     1        43642                     NMC - 826833
NMS 100                    1        43643                     NMC - 826834
NMS 102                    1        43644                     NMC - 826835
NMS 104                    1        43645                     NMC - 826836
NMS 106                    1        43646                     NMC - 826837
NMS 107 - NMS 166          1        43647 - 43706             NMC - 826838 - 826897

                                    EXHIBIT 2
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                             MOUNTAIN VIEW PROPERTY


         That certain Lease/Option Agreement effective June 30, 2000, by and between Raymond W. and Leslie A. Wittkopp, and Franco-Nevada Mining Corporation, Inc., as amended, and the following described unpatented lode mining claims situated in Washoe County, Nevada:

                                       WASHOE COUNTY
----------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE              DOCUMENT #        ("NMC")
----------------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297

                                       WASHOE COUNTY
----------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK     PAGE             DOCUMENT #        ("NMC")
----------------------------------------------------------------------------------------------
Jack 66                             1797     789              821307            253298
Jack 67                             1797     790              821308            253299
Jack 68                             1797     791              821309            253300
Jack 69                             1797     792              821310            253301
Jack 70                             1797     793              821311            253302
Jack 71                             1797     794              821312            253303
Jack 72                             1797     795              821313            253304
Jack 73                             1797     796              821314            253305
Jack 74                             1797     797              821315            253306
Jack 75                             1797     798              821316            253307
Jack 76                             1797     799              821317            253308
Jack 78                             1797     801              821319            253310
Jack 79                             1797     802              821320            253311
Jack 80                             1797     803              821321            253312
Jack 81                             1797     804              821322            253313
Jack 82                             1797     805              821323            253314
Jack 83                             1797     806              821324            253315
Jack 84                             1797     807              821325            253316
Jack 85                             1797     808              821326            253317
Jack 86                             1797     809              821327            253318
Jack 87                             1797     810              821328            253319
Jack 88                             1797     811              821329            253320
Jack 89                             1797     812              821330            253321
Jack 90                             1797     813              821331            253322
Jack 91                             1797     814              821332            253323
Jack 92                             1797     815              821333            253324
Jack 93                             1797     816              821334            253325
Jack 94                             1797     817              821335            253326
Jack 95                             1797     818              821336            253327
Jack 96                             1797     819              821337            253328
Harlan #1                           1796     876              820863            253656
Lara #1                             1796     878              820865            253657
Rich #13                                                      2432283           814670
Rich #14                                                      2432284           814671
Rich #15                                                      2432285           814672
Rich #16                                                      2432286           814673
Rich #17                                                      2432287           814674
Rich #18                                                      2432288           814675
Rich #21                                                      2432289           814676
Rich #22                                                      2432290           814677
Rich #23                                                      2432291           814678

                                       WASHOE COUNTY
----------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                    DOCUMENT #        ("NMC")
----------------------------------------------------------------------------------------------
Rich #24                                                      2432292           814679
Rich #39                                                      2432293           814680
Rich 50                                                       2432298           814685
Rich 51                                                       2432299           814686
Rich 52                                                       2432300           814687
Jack 67A                                                      2516120           822239
Jack 77R                                                      2516119           822240
Rich 61                                                       2516129           822249
Rich 63                                                       2516131           822251
Rich 64                                                       2516132           822252
Rich 66                                                       2516134           822254
Rich 68                                                       2516136           822256
Rich 70                                                       2516138           822258
Rich 72                                                       2516140           822260
Rich 74                                                       2516142           822262
Rich 76                                                       2516144           822264
Rich 78                                                       2516146           822266
Rich 80                                                       2516148           822268
Rich 81                                                       2516149           822269
Rich 82                                                       2516150           822270
Rich 83                                                       2516151           822271
Rich 84                                                       2516152           822272
Rich 85                                                       2516153           822273
Rich 86                                                       2516154           822274
Rich 87                                                       2516155           822275
Rich 88                                                       2516156           822276
Rich 89                                                       2516157           822277
Rich 90                                                       2516158           822278
Rich 91                                                       2516159           822279
Rich 92                                                       2516160           822280
Rich 93                                                       2516161           822281
Rich 94                                                       2516162           822282
Rich 95                                                       2516163           822283
Rich 96                                                       2516164           822284
Rich 97                                                       2516165           822285
Rich 98                                                       2516166           822286
Rich 99                                                       2516167           822287
Rich 100                                                      2516168           822288
Rich 101                                                      2516169           822289
Rich 102                                                      2516170           822290
Rich 103                                                      2516171           822291

                                       WASHOE COUNTY
----------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                    DOCUMENT #        ("NMC")
----------------------------------------------------------------------------------------------
Rich 104                                                      2516172           822292
Rich 105                                                      2516173           822293
Rich 106                                                      2516174           822294
Rich 107                                                      2516175           822295
Rich 108                                                      2516176           822296
Rich 109                                                      2516177           822297
Rich 110                                                      2516178           822298
Rich 111                                                      2516179           822299
Rich 112                                                      2516180           822300
Rich 113                                                      2516181           822301
Rich 114                                                      2516182           822302
Rich 115                                                      2516183           822303
Rich 116                                                      2516184           822304
Rich 117                                                      2516185           822305
Rich 118                                                      2516186           822306
Rich 119                                                      2516187           822307
Rich 120                                                      2516188           822308
Rich 121                                                      2516189           822309

                                    EXHIBIT 3
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                   ASSIGNMENT


         This Assignment is effective as of October __, 2002, between Newmont USA Limited d/b/a Newmont Mining Corporation, a Delaware corporation, whose address is 1700 Lincoln Street, Suite 2800, Denver, Colorado 80203 ("Assignor"), and Vista Nevada Corp., a Nevada corporation, whose address is 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 ("Assignee").

                                    RECITALS

         A. Assignor leases certain unpatented mining claims pursuant to that Lease dated October 1, 2001, as amended effective August 26, 2002, August 29, 2002, and September ____, 2002, between Assignor and Artemis Exploration Company, a memorandum of which was recorded in the Elko County Recorder's Office on September 3, 2002, at Book 2, Pages 31064-31068 (the "Lease"). Those unpatented mining claims are more fully described in Exhibit A attached hereto.

         B. Pursuant to that purchase agreement dated October __, 2002, between Assignor, Newmont Capital Limited, Vista Gold Corporation and Assignee ("Agreement"), Assignor has agreed to assign its interest in the Lease to Assignee. Assignee has agreed to acquire such rights, subject to the terms of the Agreement and this Assignment.

         Therefore, in consideration of the mutual covenants contained in this Assignment, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, and subject to the terms of the Agreement, Assignor and Assignee agree as follows:

                                    AGREEMENT

         1. As of the effective date of this Assignment, Assignor hereby assigns, transfers and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease.

         2. Assignee assumes all of Assignor's duties, obligations and liabilities in, to, and under, and agrees to fully perform and comply with all covenants and terms of, the Lease.

         3. The obligations of Assignee under this Assignment are in addition to Assignee's obligations and indemnities under the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first indicated above.

NEWMONT USA LIMITED D/B/A
NEWMONT MINING CORPORATION


By:__________________________

Name:________________________

Title:_______________________



VISTA NEVADA CORP.


By:__________________________

Name:________________________

Title:_______________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont USA Limited d/b/a Newmont Mining Corporation.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                              ----------------------------------
                                              Notary Public


                                              My Commission
                                              expires:__________________________



STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Nevada Corp.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                              ----------------------------------
                                              Notary Public


                                              My Commission
                                              expires:__________________________

                                    EXHIBIT A
                    TO ASSIGNMENT BETWEEN NEWMONT USA LIMITED
             D/B/A NEWMONT MINING CORPORATION AND VISTA NEVADA CORP.


                                    THE LEASE

     That certain Mining Lease and Agreement dated October 1, 2001 by and between Newmont Mining Corporation and Artemis Exploration Company, as amended, covering the following described unpatented mining claims situated in Elko County and White Pine County, Nevada:

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #49                          968      826                       NMC - 754101
WILLOW #50                          968      827                       NMC - 754102
WILLOW #51                          968      828                       NMC - 754103
WILLOW #52                          968      829                       NMC - 754104
WILLOW #53                          968      830                       NMC - 754105
WILLOW #54                          968      831                       NMC - 754106
WILLOW 55                           1025     487                       NMC - 785303
WILLOW 56                           1025     488                       NMC - 785304
WILLOW 57                           1025     489                       NMC - 785305
WILLOW 63                           1025     495                       NMC - 785311
WILLOW 65                           1025     497                       NMC - 785313
WILLOW 66                           1025     498                       NMC - 785314
WILLOW 67                           1025     499                       NMC - 785315
WILLOW 68                           1025     500                       NMC - 785316
WILLOW 69                           1025     501                       NMC - 785317
WILLOW 70                           1025     502                       NMC - 785318
WILLOW 71                           1025     503                       NMC - 785319
MAVERICK #1                         968      832                       NMC - 754107
MAVERICK #3                         968      834                       NMC - 754109
MAVERICK #5                         968      836                       NMC - 754111
MAVERICK #7                         968      838                       NMC - 754113
MAVERICK #8                         968      839                       NMC - 754114
MAVERICK #9                         968      840                       NMC - 754115
MAVERICK #10                        968      841                       NMC - 754116
MAVERICK #11                        968      842                       NMC - 754117
MAVERICK #12                        968      843                       NMC - 754118
MAVERICK #13                        968      844                       NMC - 754119
MAVERICK #14                        968      845                       NMC - 754120
MAVERICK #15                        968      846                       NMC - 754121
MAVERICK #16                        968      847                       NMC - 754122
MAVERICK #17                        968      848                       NMC - 754123
MAVERICK #18                        968      849                       NMC - 754124
MAVERICK #39                        968      864                       NMC - 754140
MAVERICK #40                        968      865                       NMC - 754141
MAVERICK #41                        968      866                       NMC - 754142
MAVERICK #42                        968      867                       NMC - 754143
MAVERICK 524                        1025     475                       NMC - 785291
MAVERICK 526                        1025     477                       NMC - 785293
MAVERICK 528                        1025     479                       NMC - 785295
MAVERICK 529                        1025     480                       NMC - 785296
MAVERICK 530                        1025     481                       NMC - 785297
MAVERICK 531                        1025     482                       NMC - 785298
MAVERICK 67                         1        38907                     NMC - 826140
MAVERICK 68                         1        38908                     NMC - 826141
MAVERICK 69                         1        38909                     NMC - 826142
MAVERICK 70                         1        38910                     NMC - 826143
MAVERICK 71                         1        38911                     NMC - 826144
MAVERICK 72                         1        38912                     NMC - 826145
MAVERICK 73                         1        38913                     NMC - 826146
MAVERICK 74                         1        38914                     NMC - 826147

CLAIM  NAME                BOOK     PAGE             BLM SERIAL NUMBER
--------------------------------------------------------------------------------
NMS 1 - NMS 94             1        43585 - 43640    NMC - 826738 - 826831
NMS 96                     1        43641            NMC - 826832
NMC 98                     1        43642            NMC - 826833
NMS 100                    1        43643            NMC - 826834
NMS 102                    1        43644            NMC - 826835
NMS 104                    1        43645            NMC - 826836
NMS 106                    1        43646            NMC - 826837
NMS 107 - NMS 166          1        43647 - 43706    NMC - 826838 - 826897

                                    EXHIBIT 4
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                   ASSIGNMENT


         This Assignment is effective as of ______________, 2002, between Newmont Capital Limited, a Nevada corporation, whose address is 1700 Lincoln Street, Denver, Colorado 80203 ("Assignor"), and Vista Nevada Corp., a Nevada corporation, whose address is 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 ("Assignee").

                                    RECITALS

         A. Assignor leases certain unpatented mining claims pursuant to that Lease/Option Agreement dated June 30, 2000, as amended on April 16, 2001 and June 6, 2002, between Franco-Nevada Mining Corporation, Inc. and Raymond W. and Leslie A. Wittkopp, a memorandum of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472553 (the "Lease"). Those unpatented mining claims are more fully described in Exhibit A hereto.

         B. Pursuant to that agreement dated October __, 2002, by and between Assignor, Newmont USA Limited d/b/a Newmont Mining Corporation, Vista Gold Corporation and Assignee, Assignor agreed to convey its interest in the Lease to Assignee and Assignee agreed to acquire that interest, subject to the terms of the Agreement and this Assignment.

         Therefore, in consideration of the mutual covenants contained in this Assignment, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, and subject to the terms of the Agreement, Assignor and Assignee agree as follows:

                                    AGREEMENT

         1. As of the effective date of this Assignment, Assignor hereby assigns, transfers and conveys to Assignee, its successors and assigns, all of Assignor's right, title, and interest in and to the Lease.

         2. Assignee assumes all of Assignor's duties, obligations, and liabilities in, to, and under, and agrees to fully perform and comply with all covenants and terms of, the Lease.

         3. The obligations of Assignee under this Assignment are in addition to Assignee's obligations and indemnities under the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first indicated above.

NEWMONT CAPITAL LIMITED


By:__________________________

Name:________________________

Title:_______________________



VISTA NEVADA CORP.


By:__________________________

Name:________________________

Title:_______________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
Newmont Capital Limited.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                              ----------------------------------
                                              Notary Public

                                              My Commission
                                              expires:__________________________





STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Nevada Corp.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                              ----------------------------------
                                              Notary Public

                                              My Commission
                                              expires:__________________________

                                    EXHIBIT A
                  TO ASSIGNMENT BETWEEN NEWMONT CAPITAL LIMITED
                             AND VISTA NEVADA CORP.

                                    THE LEASE


         That certain Lease/Option Agreement effective June 30, 2000, by and between Raymond W. and Leslie A. Wittkopp, and Franco-Nevada Mining Corporation, Inc., as amended, covering the following described unpatented lode mining claims situated in Washoe County, Nevada:

                                         WASHOE COUNTY
-----------------------------------------------------------------------------------------
                                                                               BLM SERIAL
                                                                               NUMBER
CLAIM NAME                          BOOK    PAGE              DOCUMENT #       ("NMC")
-----------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297
Jack 66                             1797    789               821307            253298
Jack 67                             1797    790               821308            253299

                                       WASHOE COUNTY
--------------------------------------------------------------------------------
                                                                      BLM SERIAL
                                                                      NUMBER
CLAIM NAME                 BOOK     PAGE             DOCUMENT #       ("NMC")
--------------------------------------------------------------------------------
Jack 68                    1797     791              821309            253300
Jack 69                    1797     792              821310            253301
Jack 70                    1797     793              821311            253302
Jack 71                    1797     794              821312            253303
Jack 72                    1797     795              821313            253304
Jack 73                    1797     796              821314            253305
Jack 74                    1797     797              821315            253306
Jack 75                    1797     798              821316            253307
Jack 76                    1797     799              821317            253308
Jack 78                    1797     801              821319            253310
Jack 79                    1797     802              821320            253311
Jack 80                    1797     803              821321            253312
Jack 81                    1797     804              821322            253313
Jack 82                    1797     805              821323            253314
Jack 83                    1797     806              821324            253315
Jack 84                    1797     807              821325            253316
Jack 85                    1797     808              821326            253317
Jack 86                    1797     809              821327            253318
Jack 87                    1797     810              821328            253319
Jack 88                    1797     811              821329            253320
Jack 89                    1797     812              821330            253321
Jack 90                    1797     813              821331            253322
Jack 91                    1797     814              821332            253323
Jack 92                    1797     815              821333            253324
Jack 93                    1797     816              821334            253325
Jack 94                    1797     817              821335            253326
Jack 95                    1797     818              821336            253327
Jack 96                    1797     819              821337            253328
Harlan #1                  1796     876              820863            253656
Lara #1                    1796     878              820865            253657
Rich #13                                             2432283           814670
Rich #14                                             2432284           814671
Rich #15                                             2432285           814672
Rich #16                                             2432286           814673
Rich #17                                             2432287           814674
Rich #18                                             2432288           814675
Rich #21                                             2432289           814676
Rich #22                                             2432290           814677
Rich #23                                             2432291           814678
Rich #24                                             2432292           814679
Rich #39                                             2432293           814680

                                          WASHOE COUNTY
-------------------------------------------------------------------------------------------------
                                                                                       BLM SERIAL
                                                                                       NUMBER
CLAIM NAME                                                    DOCUMENT #               ("NMC")
-------------------------------------------------------------------------------------------------
Rich 50                                                       2432298                   814685
Rich 51                                                       2432299                   814686
Rich 52                                                       2432300                   814687
Jack 67A                                                      2516120                   822239
Jack 77R                                                      2516119                   822240
Rich 61                                                       2516129                   822249
Rich 63                                                       2516131                   822251
Rich 64                                                       2516132                   822252
Rich 66                                                       2516134                   822254
Rich 68                                                       2516136                   822256
Rich 70                                                       2516138                   822258
Rich 72                                                       2516140                   822260
Rich 74                                                       2516142                   822262
Rich 76                                                       2516144                   822264
Rich 78                                                       2516146                   822266
Rich 80                                                       2516148                   822268
Rich 81                                                       2516149                   822269
Rich 82                                                       2516150                   822270
Rich 83                                                       2516151                   822271
Rich 84                                                       2516152                   822272
Rich 85                                                       2516153                   822273
Rich 86                                                       2516154                   822274
Rich 87                                                       2516155                   822275
Rich 88                                                       2516156                   822276
Rich 89                                                       2516157                   822277
Rich 90                                                       2516158                   822278
Rich 91                                                       2516159                   822279
Rich 92                                                       2516160                   822280
Rich 93                                                       2516161                   822281
Rich 94                                                       2516162                   822282
Rich 95                                                       2516163                   822283
Rich 96                                                       2516164                   822284
Rich 97                                                       2516165                   822285
Rich 98                                                       2516166                   822286
Rich 99                                                       2516167                   822287
Rich 100                                                      2516168                   822288
Rich 101                                                      2516169                   822289
Rich 102                                                      2516170                   822290
Rich 103                                                      2516171                   822291
Rich 104                                                      2516172                   822292
Rich 105                                                      2516173                   822293

                                          WASHOE COUNTY
-------------------------------------------------------------------------------------------------
                                                                                       BLM SERIAL
                                                                                       NUMBER
CLAIM NAME                                                    DOCUMENT #               ("NMC")
-------------------------------------------------------------------------------------------------
Rich 106                                                      2516174                   822294
Rich 107                                                      2516175                   822295
Rich 108                                                      2516176                   822296
Rich 109                                                      2516177                   822297
Rich 110                                                      2516178                   822298
Rich 111                                                      2516179                   822299
Rich 112                                                      2516180                   822300
Rich 113                                                      2516181                   822301
Rich 114                                                      2516182                   822302
Rich 115                                                      2516183                   822303
Rich 116                                                      2516184                   822304
Rich 117                                                      2516185                   822305
Rich 118                                                      2516186                   822306
Rich 119                                                      2516187                   822307
Rich 120                                                      2516188                   822308
Rich 121                                                      2516189                   822309

                                    EXHIBIT 5
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                 QUIT CLAIM DEED


         This Quit Claim Deed is between Newmont Capital Limited, a Nevada corporation, 1700 Lincoln Street, Suite 2800, Denver, Colorado 80203 ("Grantor"), and Vista Nevada Corp., a Nevada corporation, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 ("Grantee").

         For valuable consideration, the sufficiency of which is hereby acknowledged, Grantor conveys and quit claims to Grantee, Grantor's entire ownership interest in those unpatented mining claims located in Washoe County, Nevada, that are described in Exhibit A to this Quit Claim Deed.

         Dated this ___ day of October, 2002.


NEWMONT CAPITAL LIMITED


By:__________________________

Name:________________________

Title:_______________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont Capital Limited.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.




                                              ----------------------------------
                                              Notary Public


                                              My Commission
                                              expires:__________________________

                                    EXHIBIT A
                           TO QUIT CLAIM DEED BETWEEN
                 NEWMONT CAPITAL LIMITED AND VISTA NEVADA CORP.

                                          WASHOE COUNTY
------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE              DOCUMENT #        ("NMC")
------------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297
Jack 66                             1797    789               821307            253298
Jack 67                             1797    790               821308            253299
Jack 68                             1797    791               821309            253300
Jack 69                             1797    792               821310            253301
Jack 70                             1797    793               821311            253302
Jack 71                             1797    794               821312            253303
Jack 72                             1797    795               821313            253304
Jack 73                             1797    796               821314            253305
Jack 74                             1797    797               821315            253306
Jack 75                             1797    798               821316            253307

                                 WASHOE COUNTY
---------------------------------------------------------------------------------
                                                                       BLM SERIAL
                                                                       NUMBER
CLAIM NAME                 BOOK    PAGE              DOCUMENT #        ("NMC")
---------------------------------------------------------------------------------
Jack 76                    1797     799              821317            253308
Jack 78                    1797     801              821319            253310
Jack 79                    1797     802              821320            253311
Jack 80                    1797     803              821321            253312
Jack 81                    1797     804              821322            253313
Jack 82                    1797     805              821323            253314
Jack 83                    1797     806              821324            253315
Jack 84                    1797     807              821325            253316
Jack 85                    1797     808              821326            253317
Jack 86                    1797     809              821327            253318
Jack 87                    1797     810              821328            253319
Jack 88                    1797     811              821329            253320
Jack 89                    1797     812              821330            253321
Jack 90                    1797     813              821331            253322
Jack 91                    1797     814              821332            253323
Jack 92                    1797     815              821333            253324
Jack 93                    1797     816              821334            253325
Jack 94                    1797     817              821335            253326
Jack 95                    1797     818              821336            253327
Jack 96                    1797     819              821337            253328
Harlan #1                  1796     876              820863            253656
Lara #1                    1796     878              820865            253657
Rich #13                                             2432283           814670
Rich #14                                             2432284           814671
Rich #15                                             2432285           814672
Rich #16                                             2432286           814673
Rich #17                                             2432287           814674
Rich #18                                             2432288           814675
Rich #21                                             2432289           814676
Rich #22                                             2432290           814677
Rich #23                                             2432291           814678
Rich #24                                             2432292           814679
Rich #39                                             2432293           814680
Rich 50                                              2432298           814685
Rich 51                                              2432299           814686
Rich 52                                              2432300           814687
Jack 67A                                             2516120           822239
Jack 77R                                             2516119           822240
Rich 61                                              2516129           822249
Rich 63                                              2516131           822251
Rich 64                                              2516132           822252

                                             WASHOE COUNTY
--------------------------------------------------------------------------------------------------
                                                                                        BLM SERIAL
                                                                                        NUMBER
CLAIM NAME                                                    DOCUMENT #                ("NMC")
--------------------------------------------------------------------------------------------------
Rich 66                                                       2516134                   822254
Rich 68                                                       2516136                   822256
Rich 70                                                       2516138                   822258
Rich 72                                                       2516140                   822260
Rich 74                                                       2516142                   822262
Rich 76                                                       2516144                   822264
Rich 78                                                       2516146                   822266
Rich 80                                                       2516148                   822268
Rich 81                                                       2516149                   822269
Rich 82                                                       2516150                   822270
Rich 83                                                       2516151                   822271
Rich 84                                                       2516152                   822272
Rich 85                                                       2516153                   822273
Rich 86                                                       2516154                   822274
Rich 87                                                       2516155                   822275
Rich 88                                                       2516156                   822276
Rich 89                                                       2516157                   822277
Rich 90                                                       2516158                   822278
Rich 91                                                       2516159                   822279
Rich 92                                                       2516160                   822280
Rich 93                                                       2516161                   822281
Rich 94                                                       2516162                   822282
Rich 95                                                       2516163                   822283
Rich 96                                                       2516164                   822284
Rich 97                                                       2516165                   822285
Rich 98                                                       2516166                   822286
Rich 99                                                       2516167                   822287
Rich 100                                                      2516168                   822288
Rich 101                                                      2516169                   822289
Rich 102                                                      2516170                   822290
Rich 103                                                      2516171                   822291
Rich 104                                                      2516172                   822292
Rich 105                                                      2516173                   822293
Rich 106                                                      2516174                   822294
Rich 107                                                      2516175                   822295
Rich 108                                                      2516176                   822296
Rich 109                                                      2516177                   822297
Rich 110                                                      2516178                   822298
Rich 111                                                      2516179                   822299
Rich 112                                                      2516180                   822300
Rich 113                                                      2516181                   822301

                                             WASHOE COUNTY
--------------------------------------------------------------------------------------------------
                                                                                        BLM SERIAL
                                                                                        NUMBER
CLAIM NAME                                                    DOCUMENT #                ("NMC")
--------------------------------------------------------------------------------------------------
Rich 114                                                      2516182                   822302
Rich 115                                                      2516183                   822303
Rich 116                                                      2516184                   822304
Rich 117                                                      2516185                   822305
Rich 118                                                      2516186                   822306
Rich 119                                                      2516187                   822307
Rich 120                                                      2516188                   822308
Rich 121                                                      2516189                   822309

                                    EXHIBIT 6
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                        MAVERICK SPRINGS AREA OF INTEREST

     The Maverick Springs Area of Interest includes all land situated within one mile from the exterior boundary of the following unpatented mining claims as they were located as of October 1, 2001:

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100
WILLOW #49                          968     826                        NMC - 754101

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #50                          968     827                        NMC - 754102
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                           1025    487                        NMC - 785303
WILLOW 56                           1025    488                        NMC - 785304
WILLOW 57                           1025    489                        NMC - 785305
WILLOW 63                           1025    495                        NMC - 785311
WILLOW 65                           1025    497                        NMC - 785313
WILLOW 66                           1025    498                        NMC - 785314
WILLOW 67                           1025    499                        NMC - 785315
WILLOW 68                           1025    500                        NMC - 785316
WILLOW 69                           1025    501                        NMC - 785317
WILLOW 70                           1025    502                        NMC - 785318
WILLOW 71                           1025    503                        NMC - 785319
MAVERICK #1                         968      832                       NMC - 754107
MAVERICK #3                         968      834                       NMC - 754109
MAVERICK #5                         968      836                       NMC - 754111
MAVERICK #7                         968      838                       NMC - 754113
MAVERICK #8                         968      839                       NMC - 754114
MAVERICK #9                         968      840                       NMC - 754115
MAVERICK #10                        968      841                       NMC - 754116
MAVERICK #11                        968      842                       NMC - 754117
MAVERICK #12                        968      843                       NMC - 754118
MAVERICK #13                        968      844                       NMC - 754119
MAVERICK #14                        968      845                       NMC - 754120
MAVERICK #15                        968      846                       NMC - 754121
MAVERICK #16                        968      847                       NMC - 754122
MAVERICK #17                        968      848                       NMC - 754123
MAVERICK #18                        968      849                       NMC - 754124
MAVERICK #39                        968      864                       NMC - 754140
MAVERICK #40                        968      865                       NMC - 754141
MAVERICK #41                        968      866                       NMC - 754142
MAVERICK #42                        968      867                       NMC - 754143
MAVERICK 524                        1025     475                       NMC - 785291
MAVERICK 526                        1025     477                       NMC - 785293
MAVERICK 528                        1025     479                       NMC - 785295
MAVERICK 529                        1025     480                       NMC - 785296
MAVERICK 530                        1025     481                       NMC - 785297
MAVERICK 531                        1025     482                       NMC - 785298
MAVERICK 67                         1        38907                     NMC - 826140
MAVERICK 68                         1        38908                     NMC - 826141
MAVERICK 69                         1        38909                     NMC - 826142
MAVERICK 70                         1        38910                     NMC - 826143
MAVERICK 71                         1        38911                     NMC - 826144
MAVERICK 72                         1        38912                     NMC - 826145
MAVERICK 73                         1        38913                     NMC - 826146
MAVERICK 74                         1        38914                     NMC - 826147

                                    EXHIBIT 7
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                  ROYALTY DEED

         This Royalty Deed (hereafter, the "Deed"), effective as of the __ day of October, 2002, is by and between Vista Nevada Corp., a Nevada corporation, whose address is 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 ("Grantor") and Newmont USA Limited d/b/a Newmont Mining Corporation, a Delaware corporation, whose address is 1700 Lincoln Street, Denver, Colorado 80203 ("Newmont").

         Whereas, pursuant to that Agreement, dated October __, 2002, between Grantor, Vista Gold Corporation, Newmont and Newmont Capital Limited (the "Agreement"), Newmont has conveyed to Grantor, its interest in the Property (defined below);

         Now, therefore, Grantor, for and in consideration of the sum of $10.00 lawful money of the United States of America, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has remised, released, sold, transferred, conveyed and quitclaimed, and by these presents does remise, release, sell, transfer, convey and forever quitclaim unto Newmont a production royalty (the "Production Royalty") on production of Minerals from the Property. For purposes of this Deed, the term "Mineral(s)" shall mean any and all metals, minerals and mineral rights of whatever kind and nature in, under or upon the surface or subsurface of the Property (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered).

         1. PROPERTY SUBJECT TO PRODUCTION ROYALTY. The Production Royalty shall be a royalty interest in and a burden upon the property more particularly described on EXHIBIT A to this Deed (the "Property").

         2. PRODUCTION ROYALTY. Grantor shall pay to Newmont a perpetual Production Royalty in an amount equal to one and one half percent (1 1/2%) of Net Smelter Returns (defined below) from the sale or other disposition of all Minerals produced and sold from the Property, determined in accordance with the provisions set forth in this Deed.

          (a) FOR PRECIOUS METALS. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor") during the preceding calendar month, by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Mineral for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred:

               (A) charges imposed by the Payor for refining bullion from dore or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by Grantor's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns;

               (B) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and

               (C) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from Grantor's mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of; and

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of refining Beneficiated Precious Metals or other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount Grantor would have incurred if such refining were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

          (b) FOR OTHER MINERALS. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred:

               (A) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to Grantor's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part;

               (B) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to Grantor's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and

               (C) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from Grantor's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of milling or processing Other Minerals, then charges, costs and penalties for such smelting, refining or processing shall mean the amount Grantor would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such smelting and refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

          (c) PAYMENTS OF ROYALTY IN CASH OR IN KIND. Royalty payments shall be made to Newmont as follows:

               (i) ROYALTY IN KIND. Newmont may elect to receive its Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The election may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Royalty for Precious Metals in cash or in kind shall be made in writing by Newmont and delivered to Grantor on or before November 1 of each year. In the event no written election is made, the Royalty for Precious Metals will continue to be paid as it is then being paid. As of the date of this Deed, Newmont elects to receive its Royalty on Precious Metals "in cash." Royalties on Other Minerals shall not be payable in kind.

                    (A) If Newmont elects to receive its Royalty for Precious
               Metals in kind, Newmont shall open a bullion storage account at each refinery or mint designated by Grantor as a possible recipient of refined bullion in which Newmont owns an interest. Newmont shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and Grantor shall not be required to bear any additional expense with respect to such in-kind payments.

                    (B) Royalty will be paid by the deposit of refined bullion into Newmont's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, Grantor shall deliver written instructions to the mint or refinery, with a copy to Newmont, directing the mint or refinery to deliver refined bullion due to Newmont in respect of the Royalty, by crediting to Newmont's account the number of ounces of refined bullion for which Royalty is due; PROVIDED, HOWEVER, that the words "other disposition" as used in this Deed shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon Newmont's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of Section 2(f) hereof.

                    (C) Royalty payable in kind on silver or platinum group
               metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in Section 2(a).

                    (D) Title to refined bullion delivered to Newmont under this
               Deed shall pass to Newmont at the time such bullion is credited to Newmont's account at the mint or refinery.

                    (E) Newmont agrees to hold harmless Grantor from any
               liability imposed as a result of the election of Newmont to receive Royalty in kind and from any losses incurred as a result of Newmont's trading and hedging activities. Newmont assumes all responsibility for any shortages which occur as a result of Newmont's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint.

                    (F) When royalties are paid in kind, they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Deed. Within 15 days of the receipt of a statement showing charges incurred by Grantor for transportation, smelting or other deductible costs, Newmont shall remit to Grantor full payment for such charges. If Newmont does not pay such charges when due, Grantor shall have the right, at its election, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to Newmont in the following month.

                         (ii) IN CASH. If Newmont elects to receive its Royalty
                    for Precious Metals in cash, and as to Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the Minerals subject to the Royalty were shipped to the Payor by Grantor. For purposes of calculating the cash amount due to Newmont, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from Property is delivered, made available, or credited to Grantor by a mint or refiner. The price used for calculating the cash amount due for Royalty on Precious Metals or Other Minerals shall be determined in accordance with Section 2(a) and (b) as applicable. Grantor shall make each Royalty payment to be paid in cash by delivery of a check or draft payable to Newmont and delivering the check to Grantor at its address listed in Section 9(h). Newmont hereby waives and agrees to hold Grantor harmless against, and binds its successors and assigns to waive and hold Grantor harmless against, any claim by any other party to any Royalty paid by Grantor as herein provided.

                         (iii) DETAILED STATEMENT. All Royalty payments or
                    credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

     (d) MONTHLY RECONCILIATION.

          (i) On or before the 25th day of the month, Grantor shall make an interim settlement based on the information then available of such Royalty, either in cash or in kind, whichever is applicable, by paying (A) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals in kind Royalty payments and (B) not less than ninety-five percent (95%) of the anticipated final settlement of cash Royalty payments.

          (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dore or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. Grantor will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month.

          (iii) In the event that Newmont has been underpaid for any provisional payment (whether in cash or in kind), Grantor shall pay the difference in cash by check and not in kind with such payment being made at the time of the final reconciliation. If Newmont has been overpaid in the previous calendar quarter, Newmont shall make a payment to Grantor of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to Section 2(c)(ii).

     (e) HEDGING TRANSACTIONS. All profits and losses resulting from Grantor's sales of Precious Metals, or Grantor's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantor's account.

The Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows:

          (i) AFFECTING PRECIOUS METALS. The amount of Royalty to be paid on all Precious Metals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Section 2(a), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by Grantor to the Payor.

          (ii) AFFECTING OTHER MINERALS. The amount of Royalty to be paid on all Other Minerals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Section 2(b), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped to the Payor.

     (f) COMMINGLING. Grantor shall have the right to commingle Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content. Representative samples of the Precious Metals or Other Minerals shall be retained by Grantor and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. Grantor shall retain such analyses for a reasonable amount of time, but not less than eighteen (18) months, after receipt by Newmont of the Royalty paid with respect to such commingled Minerals from the Property; and shall retain such samples taken from the Property for seven (7) days after collection.

     (g) NO OBLIGATION TO MINE. Grantor shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. Grantor shall have no obligation to Newmont or otherwise to mine any of the Property, nor shall it have any obligation to diligently explore or develop the Property.

     3. BOOKS, RECORDS, INSPECTIONS, CONFIDENTIALITY AND PRESS RELEASES.

     (a) Not later than March 15 following the end of each calendar year, Grantor shall provide Newmont with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, Newmont shall have the right, upon reasonable notice to Grantor, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to Grantor's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with Grantor's activities with respect to the Property. Grantor makes no representations or warranties to Newmont concerning any of the Data or any information contained in the annual reports, and Newmont agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

     (b) Newmont shall have the right to audit the books and records pertaining to production from the Property and contest payments of Royalty for 24 months after receipt by Newmont of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless Newmont objects to them in writing within 24 months after receipt thereof.

     (c) Newmont shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of Newmont, and Newmont shall indemnify Grantor from any liability caused by Newmont's exercise of inspection rights.

     (d) Newmont shall not, without the prior written consent of Grantor, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Deed which is not generally available to the public; PROVIDED, HOWEVER, Newmont may disclose data or information so obtained without the consent of Grantor: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange;
(ii) to any of Newmont's contractors or consultants; (iii) to any third party to whom Newmont, in good faith, anticipates selling or assigning Newmont's interest in the Property; (iv) to a prospective lender; or (v) to a party which Newmont or an affiliate contemplates a merger, amalgamation or other corporate reorganization, provided however, that any such third party to whom disclosure is made has a legitimate business need to know the disclosed information, and shall first agree in writing to protect the confidential nature of such information to the same extent Newmont is obligated under this subsection.

     (e) Subject to its rights and obligations under Section 3(d), Newmont shall not issue any press releases pertaining to the Property except upon giving Grantor three (3) days advance written notice of the contents thereof, and Newmont shall make any reasonable changes to such proposed press releases requested by Grantor. Newmont shall not, without Grantor's consent, issue any press release that implies or infers that Grantor endorses or joins in Newmont's statements or representations contained in any press release.

     4. RECORDS AND AUDITS. Grantor's records of all mining and milling operations on the Property, and its records with respect to commingling of production from the Property, shall be available for Newmont's or its authorized agents' inspection and/or audit upon reasonable advance notice and during normal business hours. If any such audit or inspection reveals that Royalty payments for any calendar year are underpaid by more than five percent, Grantor shall reimburse Newmont for its reasonable costs incurred in such audit or inspection. Newmont shall be entitled to enter the mine workings and structures on the Property at reasonable times upon reasonable advance notice for inspection thereof, but Newmont shall so enter at its own risk and shall indemnify and hold Grantor and its affiliates harmless against and from any and all loss, costs, damage, liability and expense (including but not limited to reasonable attorneys' fees and costs) by reason of injury to Newmont or its agents or representatives or damage to or destruction of any property of Newmont or its agents or representatives while on the

Property on or in such mine workings and structures, unless such injury, damage, or destruction is a result, in whole or in part, of the negligence of Grantor.

     5. NEW RESOURCES OR RESERVES. If Grantor establishes a mineral resource or mineral reserve on any of the Property, Grantor shall provide to Newmont the amount of such resource or reserve as soon as practicable after Grantor makes a public declaration with respect to the establishment thereof

     6. COMPLIANCE WITH LAW. Grantor shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; PROVIDED, HOWEVER, Grantor shall have the right to contest any of the same if such contest does not jeopardize the Property or Newmont's rights thereto or under this Deed.

     7. STOCKPILING AND TAILINGS. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from Grantor's operations and activities with respect to the Property shall be the sole property of Grantor, but shall remain subject to the Royalty (calculated and paid in accordance with the terms of this Deed) should the Materials be processed or reprocessed, as the case may be, in the future and result in the production, sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, Grantor shall have the right to dispose of any or all such Materials and to commingle the same with other minerals from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Royalty payable thereon under this Deed shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

     8. REAL PROPERTY INTEREST AND RELINQUISHMENT OF PROPERTY. The Net Smelter Return Royalty shall attach to any amendments, relocations or conversions of any mining claims or leases comprising the Property, or to any renewals or extensions of leases thereof. The Net Smelter Return Royalty shall be a real property interest that runs with the Property and shall be applicable to Grantor and its successors and assigns of the Property. If the Grantor surrenders or relinquishes any of the Property, such properties shall no longer be part of the Property, provided however; if Grantor reacquires any such properties within a period of five years after the effective date of relinquishment or abandonment, such reacquired properties shall be included in the Property from and after the date of such reacquisition.

     9. GENERAL PROVISIONS.

          (a) The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

          (b) All covenants, conditions and terms of this Deed shall be of benefit to the parties and run as a covenant with the Property and shall bind and inure to the benefit of the parties hereto and their respective assigns and successors.

          (c) This Deed shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Grantor and Newmont.

          (d) This Deed may not be modified orally, but only by written agreement executed by Grantor and Newmont.

          (e) Time is of the essence in this Deed.

          (f) This Deed is to be governed by and construed under the laws of the State of Nevada.

          (g) As used in this Deed, the term "Newmont" shall include all of Newmont's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Grantor" shall include all of Grantor's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Party" or "Parties" shall mean one or both, as the case may be, of Grantor and Newmont.

          (h) Assignment of Property. Grantor shall be free to convey, transfer, assign, abandon or encumber all or any portion of its interest in the Property only in accordance with the terms of the Agreement, provided that in the event of any such conveyance, transfer or assignment, it shall require the party or parties acquiring such interest to assume in a written agreement with Newmont the obligations of this Deed in respect of such interests, and thereupon it shall be relieved of all liability under this Deed as to such interest in the Property, except for liabilities existing on the date of such conveyance, transfer, or assignment.

          (i) Any notice or other correspondence required or permitted hereunder shall be deemed to have been property given or delivered when made in writing and hand delivered to the party to whom directed, or when sent by United States certified mail, electronic facsimile transmission, or Western Union telegraph, with all necessary postage or charges fully prepaid, return receipt requested (or in the case of a facsimile or telegram, confirmation of delivery), and addressed to the party to whom directed at the following address:

                  Grantor:

                           Vista Nevada Corp.
                           7961 Shaffer Parkway, Suite 5
                           Littleton, Colorado 80127
                           Attention:   Ronald J. (Jock) McGregor
                           Facsimile:   720/981-1186

                  Newmont:

                           Newmont USA Limited d/b/a
                           Newmont Mining Corporation
                           1700 Lincoln Street
                           Denver, Colorado 80203
                           Attention:   Land Department
                           Facsimile:   303/837-5851

Either party hereto may change its address for the purpose of notices or communications hereunder by furnishing notice thereof to the other party in compliance with this Section.

         This Deed contains the entire agreement between Grantor and Newmont with respect to the subject matter hereof. Wherefore, this Deed is executed and delivered effective on the day and year above written.



                                           GRANTOR:

                                           Vista Nevada Corp.
                                           a Nevada corporation

                                           By:__________________________________

                                              Name:_____________________________

                                              Title:____________________________




                                           NEWMONT:

                                           Newmont USA Limited d/b/a
                                           Newmont Mining Corporation,
                                           a Delaware corporation

                                           By:__________________________________

                                              Name:_____________________________

                                              Title:____________________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Nevada Corp.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                           -------------------------------------
                                           Notary Public

                                           My Commission
                                           expires:_____________________________



STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

         This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont USA Limited, d/b/a Newmont Mining Corporation.


         In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                           -------------------------------------
                                           Notary Public

                                           My Commission
                                           expires:_____________________________

                                    EXHIBIT A
                   TO ROYALTY DEED BETWEEN VISTA NEVADA CORP.
            AND NEWMONT USA LIMITED D/B/A NEWMONT MINING CORPORATION

                                  THE PROPERTY

     1.  MAVERICK SPRINGS PROPERTY

  The following described unpatented mining claims situated in Elko County and White Pine County, Nevada:

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100
WILLOW #49                          968     826                        NMC - 754101
WILLOW #50                          968     827                        NMC - 754102

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                           1025    487                        NMC - 785303
WILLOW 56                           1025    488                        NMC - 785304
WILLOW 57                           1025    489                        NMC - 785305
WILLOW 63                           1025    495                        NMC - 785311
WILLOW 65                           1025    497                        NMC - 785313
WILLOW 66                           1025    498                        NMC - 785314
WILLOW 67                           1025    499                        NMC - 785315
WILLOW 68                           1025    500                        NMC - 785316
WILLOW 69                           1025    501                        NMC - 785317
WILLOW 70                           1025    502                        NMC - 785318
WILLOW 71                           1025    503                        NMC - 785319
MAVERICK #1                         968      832                       NMC - 754107
MAVERICK #3                         968      834                       NMC - 754109
MAVERICK #5                         968      836                       NMC - 754111
MAVERICK #7                         968      838                       NMC - 754113
MAVERICK #8                         968      839                       NMC - 754114
MAVERICK #9                         968      840                       NMC - 754115
MAVERICK #10                        968      841                       NMC - 754116
MAVERICK #11                        968      842                       NMC - 754117
MAVERICK #12                        968      843                       NMC - 754118
MAVERICK #13                        968      844                       NMC - 754119
MAVERICK #14                        968      845                       NMC - 754120
MAVERICK #15                        968      846                       NMC - 754121
MAVERICK #16                        968      847                       NMC - 754122
MAVERICK #17                        968      848                       NMC - 754123
MAVERICK #18                        968      849                       NMC - 754124
MAVERICK #39                        968      864                       NMC - 754140
MAVERICK #40                        968      865                       NMC - 754141
MAVERICK #41                        968      866                       NMC - 754142
MAVERICK #42                        968      867                       NMC - 754143
MAVERICK 524                        1025     475                       NMC - 785291
MAVERICK 526                        1025     477                       NMC - 785293
MAVERICK 528                        1025     479                       NMC - 785295
MAVERICK 529                        1025     480                       NMC - 785296
MAVERICK 530                        1025     481                       NMC - 785297
MAVERICK 531                        1025     482                       NMC - 785298
MAVERICK 67                         1        38907                     NMC - 826140
MAVERICK 68                         1        38908                     NMC - 826141
MAVERICK 69                         1        38909                     NMC - 826142
MAVERICK 70                         1        38910                     NMC - 826143
MAVERICK 71                         1        38911                     NMC - 826144
MAVERICK 72                         1        38912                     NMC - 826145
MAVERICK 73                         1        38913                     NMC - 826146
MAVERICK 74                         1        38914                     NMC - 826147
NMS 1 - NMS 94                      1        43585 - 43640             NMC - 826738 - 826831

CLAIM NAME                 BOOK    PAGE                       BLM SERIAL NUMBER
------------------------------------------------------------------------------------
NMS 96                     1        43641                     NMC - 826832
NMC 98                     1        43642                     NMC - 826833
NMS 100                    1        43643                     NMC - 826834
NMS 102                    1        43644                     NMC - 826835
NMS 104                    1        43645                     NMC - 826836
NMS 106                    1        43646                     NMC - 826837
NMS 107 - NMS 166          1        43647 - 43706             NMC - 826838 - 826897


         2. All land situated within one mile from the exterior boundary of the following unpatented mining claims as they were located as of October 1, 2001:

CLAIM NAME                 BOOK    PAGE                       BLM SERIAL NUMBER
------------------------------------------------------------------------------------
WILLOW #1                  968     784                        NMC - 754059
WILLOW #2                  968     785                        NMC - 754060
WILLOW #9                  968     792                        NMC - 754067
WILLOW #10                 968     793                        NMC - 754068
WILLOW #11                 968     794                        NMC - 754069
WILLOW #12                 968     795                        NMC - 754070
WILLOW #13                 968     796                        NMC - 754071
WILLOW #14                 968     797                        NMC - 754072
WILLOW #15                 968     798                        NMC - 754073
WILLOW #16                 968     799                        NMC - 754074
WILLOW #17                 968     800                        NMC - 754075
WILLOW #18                 968     801                        NMC - 754076
WILLOW #19                 968     802                        NMC - 754077
WILLOW #20                 968     803                        NMC - 754078
WILLOW #21                 968     804                        NMC - 754079
WILLOW #22                 968     805                        NMC - 754080
WILLOW #23                 968     806                        NMC - 754081
WILLOW #24                 968     807                        NMC - 754082
WILLOW #25                 968     808                        NMC - 754083
WILLOW #26                 968     809                        NMC - 754084
WILLOW #27                 968     810                        NMC - 754085
WILLOW #28                 968     811                        NMC - 754086
WILLOW #29                 968     812                        NMC - 754087
WILLOW #30                 968     813                        NMC - 754088
WILLOW #37                 968     814                        NMC - 754089
WILLOW #38                 968     815                        NMC - 754090
WILLOW #39                 968     816                        NMC - 754091
WILLOW #40                 968     817                        NMC - 754092
WILLOW #41                 968     818                        NMC - 754093
WILLOW #42                 968     819                        NMC - 754094
WILLOW #43                 968     820                        NMC - 754095
WILLOW #44                 968     821                        NMC - 754096
WILLOW #45                 968     822                        NMC - 754097
WILLOW #46                 968     823                        NMC - 754098
WILLOW #47                 968     824                        NMC - 754099
WILLOW #48                 968     825                        NMC - 754100
WILLOW #49                 968     826                        NMC - 754101

CLAIM  NAME                         BOOK    PAGE                       BLM SERIAL NUMBER
----------------------------------------------------------------------------------------
WILLOW #50                          968     827                        NMC - 754102
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                           1025    487                        NMC - 785303
WILLOW 56                           1025    488                        NMC - 785304
WILLOW 57                           1025    489                        NMC - 785305
WILLOW 63                           1025    495                        NMC - 785311
WILLOW 65                           1025    497                        NMC - 785313
WILLOW 66                           1025    498                        NMC - 785314
WILLOW 67                           1025    499                        NMC - 785315
WILLOW 68                           1025    500                        NMC - 785316
WILLOW 69                           1025    501                        NMC - 785317
WILLOW 70                           1025    502                        NMC - 785318
WILLOW 71                           1025    503                        NMC - 785319
MAVERICK #1                         968     832                        NMC - 754107
MAVERICK #3                         968     834                        NMC - 754109
MAVERICK #5                         968     836                        NMC - 754111
MAVERICK #7                         968     838                        NMC - 754113
MAVERICK #8                         968     839                        NMC - 754114
MAVERICK #9                         968     840                        NMC - 754115
MAVERICK #10                        968     841                        NMC - 754116
MAVERICK #11                        968     842                        NMC - 754117
MAVERICK #12                        968     843                        NMC - 754118
MAVERICK #13                        968     844                        NMC - 754119
MAVERICK #14                        968     845                        NMC - 754120
MAVERICK #15                        968     846                        NMC - 754121
MAVERICK #16                        968     847                        NMC - 754122
MAVERICK #17                        968     848                        NMC - 754123
MAVERICK #18                        968     849                        NMC - 754124
MAVERICK #39                        968     864                        NMC - 754140
MAVERICK #40                        968     865                        NMC - 754141
MAVERICK #41                        968     866                        NMC - 754142
MAVERICK #42                        968     867                        NMC - 754143
MAVERICK 524                        1025    475                        NMC - 785291
MAVERICK 526                        1025    477                        NMC - 785293
MAVERICK 528                        1025    479                        NMC - 785295
MAVERICK 529                        1025    480                        NMC - 785296
MAVERICK 530                        1025    481                        NMC - 785297
MAVERICK 531                        1025    482                        NMC - 785298
MAVERICK 67                         1       38907                      NMC - 826140
MAVERICK 68                         1       38908                      NMC - 826141
MAVERICK 69                         1       38909                      NMC - 826142
MAVERICK 70                         1       38910                      NMC - 826143
MAVERICK 71                         1       38911                      NMC - 826144
MAVERICK 72                         1       38912                      NMC - 826145
MAVERICK 73                         1       38913                      NMC - 826146
MAVERICK 74                         1       38914                      NMC - 826147

                                    EXHIBIT 8
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                         MOUNTAIN VIEW AREA OF INTEREST

         The Mountain View Area of Interest includes all land within 0.5 miles of the exterior boundary of the following unpatented mining claims, as they were located as of June 30, 2000, and as generally depicted on Exhibit A to that Lease/Option Agreement dated June 3, 2000, as amended on April 16, 2001 and June 6, 2002, between Franco-Nevada Mining Corporation, Inc., and Raymond W. and Leslie A. Wittkopp, a memorandum of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472553.



                                  WASHOE COUNTY
------------------------------------------------------------------------------------------
                                                                                BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE              DOCUMENT #        ("NMC")
------------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296

                                  WASHOE COUNTY
---------------------------------------------------------------------------------
                                                                       BLM SERIAL
                                                                       NUMBER
CLAIM NAME                 BOOK    PAGE              DOCUMENT #        ("NMC")
----------------------------------------------------------------------------------
Jack 65                    1797     788              821306            253297
Jack 66                    1797     789              821307            253298
Jack 67                    1797     790              821308            253299
Jack 68                    1797     791              821309            253300
Jack 69                    1797     792              821310            253301
Jack 70                    1797     793              821311            253302
Jack 71                    1797     794              821312            253303
Jack 72                    1797     795              821313            253304
Jack 73                    1797     796              821314            253305
Jack 74                    1797     797              821315            253306
Jack 75                    1797     798              821316            253307
Jack 76                    1797     799              821317            253308
Jack 77                    1979     800              821318            253309
Jack 78                    1797     801              821319            253310
Jack 79                    1797     802              821320            253311
Jack 80                    1797     803              821321            253312
Jack 81                    1797     804              821322            253313
Jack 82                    1797     805              821323            253314
Jack 83                    1797     806              821324            253315
Jack 84                    1797     807              821325            253316
Jack 85                    1797     808              821326            253317
Jack 86                    1797     809              821327            253318
Jack 87                    1797     810              821328            253319
Jack 88                    1797     811              821329            253320
Jack 89                    1797     812              821330            253321
Jack 90                    1797     813              821331            253322
Jack 91                    1797     814              821332            253323
Jack 92                    1797     815              821333            253324
Jack 93                    1797     816              821334            253325
Jack 94                    1797     817              821335            253326
Jack 95                    1797     818              821336            253327
Jack 96                    1797     819              821337            253328
Harlan #1                  1796     876              820863            253656
Lara #1                    1796     878              820865            253657
Rich #13                                             2432283           814670
Rich #14                                             2432284           814671
Rich #15                                             2432285           814672
Rich #16                                             2432286           814673
Rich #17                                             2432287           814674
Rich #18                                             2432288           814675
Rich #21                                             2432289           814676

                                  WASHOE COUNTY
---------------------------------------------------------------------------------
                                                                       BLM SERIAL
                                                                       NUMBER
CLAIM NAME                                           DOCUMENT #        ("NMC")
---------------------------------------------------------------------------------
Rich #22                                             2432290           814677
Rich #23                                             2432291           814678
Rich #24                                             2432292           814679
Rich #39                                             2432293           814680
Rich #41                                             2432294           814681
Rich #43                                             2432295           814682
Rich #45                                             2432296           814683
Rich #47                                             2432297           814684
Rich 50                                              2432298           814685
Rich 51                                              2432299           814686
Rich 52                                              2432300           814687

                                    EXHIBIT 9
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                  ROYALTY DEED
                                  ------------

     This Royalty Deed (hereafter, the "Deed"), effective as of the __ day of October, 2002, is by and between Vista Nevada Corp., a Nevada corporation, whose address is 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127 ("Grantor") and Newmont Capital Limited, a Nevada corporation, whose address is 1700 Lincoln Street, Denver, Colorado 80203 ("Newmont").

     Whereas, pursuant to that Agreement, dated October __, 2002, between Grantor, Vista Gold Corporation, Newmont and Newmont USA Limited d/b/a Newmont Mining Corporation (the "Agreement"), Newmont has conveyed to Grantor, its interests in the Property (defined below);

     Now, therefore, Grantor, for and in consideration of the sum of $10.00 lawful money of the United States of America, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has remised, released, sold, transferred, conveyed and quitclaimed, and by these presents does remise, release, sell, transfer, convey and forever quitclaim unto Newmont a production royalty (the "Production Royalty") on production of Minerals from the Property. For purposes of this Deed, the term "Mineral(s)" shall mean any and all metals, minerals and mineral rights of whatever kind and nature in, under or upon the surface or subsurface of the Property (including, without limitation metals, precious metals, base metals, industrial minerals, gems, diamonds, commercially valuable rock, aggregate, clays and diatomaceous earth, hydrocarbons, and oil and gas, and other minerals which are mined, excavated, extracted or otherwise recovered).

     1. PROPERTY SUBJECT TO PRODUCTION ROYALTY. The Production Royalty shall be a royalty interest in and a burden upon the property more particularly described on EXHIBIT A to this Deed (the "Property").

     2. PRODUCTION ROYALTY. Grantor shall pay to Newmont a perpetual Production Royalty in an amount equal to one and one half percent (1 1/2%) of Net Smelter Returns (defined below) from the sale or other disposition of all Minerals produced and sold from the Property, determined in accordance with the provisions set forth in this Deed.

          (a) FOR PRECIOUS METALS. Net Smelter Returns, in the case of gold, silver, and platinum group metals ("Precious Metals"), shall be determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production from the Property ("Monthly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor") during the preceding calendar month, by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the preceding calendar month and for all other Precious Metals, the average of the New York Commodities Exchange final spot prices for the preceding calendar month for the particular Mineral for which the price is being determined, and subtracting from the product of (i) and (ii) only the following if actually incurred:

               (A) charges imposed by the Payor for refining bullion from dore or concentrates of Precious Metals ("Beneficiated Precious Metals") produced by Grantor's final mill or other final processing plant; however, charges imposed by the Payor for smelting or refining of raw or crushed ore containing Precious Metals or other preliminarily processed Precious Metals shall not be subtracted in determining Net Smelter Returns;

               (B) penalty substance, assaying, and sampling charges imposed by the Payor for refining Beneficiated Precious Metals contained in such production; and

               (C) charges and costs, if any, for transportation and insurance of Beneficiated Precious Metals from Grantor's mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of; and

In the event the refining of bullion from the Beneficiated Precious Metals contained in such production is carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of refining Beneficiated Precious Metals or other Minerals from the Property, then charges, costs and penalties for such refining shall mean the amount Grantor would have incurred if such refining were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

          (b) FOR OTHER MINERALS. Net Smelter Returns, in the case of all Minerals other than Precious Metals and the beneficiated products thereof ("Other Minerals"), shall be determined by multiplying (i) the gross amount of the particular Other Mineral contained in the Monthly Production delivered to the Payor during the preceding calendar month by (ii) the average of the New York Commodities Exchange final daily spot prices for the preceding calendar month of the appropriate Other Mineral, and subtracting from the product of (i) and (ii) only the following if actually incurred:

               (A) charges imposed by the Payor for smelting, refining or processing Other Minerals contained in such production, but excluding any and all charges and costs related to Grantor's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part;

               (B) penalty substance, assaying, and sampling charges imposed by the Payor for smelting, refining, or processing Other Minerals contained in such production, but excluding any and all charges and costs of or related to Grantor's mills or other processing plants constructed for the purpose of milling or processing Other Minerals, in whole or in part; and

               (C) charges and costs, if any, for transportation and insurance of Other Minerals and the beneficiated products thereof from Grantor's final mill or other final processing plant to places where such Beneficiated Precious Metals are smelted, refined and/or sold or otherwise disposed of.

In the event smelting, refining, or processing of Other Minerals are carried out in custom toll facilities owned or controlled, in whole or in part, by Grantor, which facilities were not constructed for the purpose of milling or processing Other Minerals, then charges, costs and penalties for such smelting, refining or processing shall mean the amount Grantor would have incurred if such smelting, refining or processing were carried out at facilities not owned or controlled by Grantor then offering comparable services for comparable products on prevailing terms, but in no event greater than actual costs incurred by Grantor with respect to such smelting and refining.

In the event Grantor receives insurance proceeds for loss of production, Grantor shall pay to Newmont the Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

          (c) PAYMENTS OF ROYALTY IN CASH OR IN KIND. Royalty payments shall be made to Newmont as follows:

               (i) ROYALTY IN KIND. Newmont may elect to receive its Royalty on Precious Metals from the Property "in cash" or "in kind" as refined bullion. The election may be exercised once per year on a calendar year basis during the life of production from the Property. Notice of election to receive the following year's Royalty for Precious Metals in cash or in kind shall be made in writing by Newmont and delivered to Grantor on or before November 1 of each year. In the event no written election is made, the Royalty for Precious Metals will continue to be paid as it is then being paid. As of the date of this Deed, Newmont elects to receive its Royalty on Precious Metals "in cash." Royalties on Other Minerals shall not be payable in kind.

                    (A) If Newmont elects to receive its Royalty for Precious Metals in kind, Newmont shall open a bullion storage account at each refinery or mint designated by Grantor as a possible recipient of refined bullion in which Newmont owns an interest. Newmont shall be solely responsible for all costs and liabilities associated with maintenance of such account or accounts, and Grantor shall not be required to bear any additional expense with respect to such in-kind payments.

                    (B) Royalty will be paid by the deposit of refined bullion into Newmont's account. On or before the 25th day of each calendar month following a calendar month during which production and sale or other disposition occurred, Grantor shall deliver written instructions to the mint or refinery, with a copy to Newmont, directing the mint or refinery to deliver refined bullion due to Newmont in respect of the Royalty, by crediting to Newmont's account the number of ounces of refined bullion for which Royalty is due; PROVIDED, HOWEVER, that the words "other disposition" as used in this Deed shall not include processing, milling, beneficiation or refining losses of Precious Metals. The number of ounces of refined bullion to be credited will be based upon Newmont's share of the previous month's production and sale or other disposition as calculated pursuant to the commingling provisions of Section 2(f) hereof.

                    (C) Royalty payable in kind on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by using the average monthly spot prices for Precious Metals described in Section 2(a).

                    (D) Title to refined bullion delivered to Newmont under this Deed shall pass to Newmont at the time such bullion is credited to Newmont's account at the mint or refinery.

                    (E) Newmont agrees to hold harmless Grantor from any liability imposed as a result of the election of Newmont to receive Royalty in kind and from any losses incurred as a result of Newmont's trading and hedging activities. Newmont assumes all responsibility for any shortages which occur as a result of Newmont's anticipation of credits to its account in advance of an actual deposit or credit to its account by a refiner or mint.

                    (F) When royalties are paid in kind, they will not reflect the costs deductible in calculating "Net Smelter Returns" under this Deed. Within 15 days of the receipt of a statement showing charges incurred by Grantor for transportation, smelting or other deductible costs, Newmont shall remit to Grantor full payment for such charges. If Newmont does not pay such charges when due, Grantor shall have the right, at its election, to deduct the gold equivalent of such charges from the ounces of gold bullion to be credited to Newmont in the following month.

               (ii) IN CASH. If Newmont elects to receive its Royalty for Precious Metals in cash, and as to Royalty payable on Other Minerals, payments shall be payable on or before the twenty-fifth (25th) day of the month following the calendar month in which the Minerals subject to the Royalty were shipped to the Payor by Grantor. For purposes of calculating the cash amount due to Newmont, Precious Metals and Other Minerals will be deemed to have been sold or otherwise disposed of at the time refined production from Property is delivered, made available, or credited to Grantor by a mint or refiner. The price used for calculating the cash amount due for Royalty on Precious Metals or Other Minerals shall be determined in accordance with Section 2(a) and (b) as applicable. Grantor shall make each Royalty payment to be paid in cash by delivery of a check or draft payable to Newmont and delivering the check to Grantor at its address listed in Section 9(h). Newmont hereby waives and agrees to hold Grantor harmless against, and binds its successors and assigns to waive and hold Grantor harmless against, any claim by any other party to any Royalty paid by Grantor as herein provided.

               (iii) DETAILED STATEMENT. All Royalty payments or credits shall be accompanied by a detailed statement explaining the calculation thereof together with any available settlement sheets from the Payor.

          (d) MONTHLY RECONCILIATION.

               (i) On or before the 25th day of the month, Grantor shall make an interim settlement based on the information then available of such Royalty, either in cash or in kind, whichever is applicable, by paying (A) not less than one hundred percent (100%) of the anticipated final settlement of Precious Metals in kind Royalty payments and (B) not less than ninety-five percent (95%) of the anticipated final settlement of cash Royalty payments.

               (ii) The parties recognize that a period of time exists between the production of ore, the production of dore or concentrates from ore, the production of refined or finished product from dore or concentrates, and the receipt of Payor's statements for refined or finished product. As a result, the payment of Royalty will not coincide exactly with the actual amount of refined or finished product produced from the Property for the previous month. Grantor will provide final reconciliation promptly after settlement is reached with the Payor for all lots sold or subject to other disposition in any particular month.

               (iii) In the event that Newmont has been underpaid for any provisional payment (whether in cash or in kind), Grantor shall pay the difference in cash by check and not in kind with such payment being made at the time of the final reconciliation. If Newmont has been overpaid in the previous calendar quarter, Newmont shall make a payment to Grantor of the difference by check. Reconciliation payments shall be made on the same basis as used for the payment in cash pursuant to Section 2(c)(ii).

          (e) HEDGING TRANSACTIONS. All profits and losses resulting from Grantor's sales of Precious Metals, or Grantor's engaging in any commodity futures trading, option trading, or metals trading, or any combination thereof, and any other hedging transactions including trading transactions designed to avoid losses and obtain possible gains due to metal price fluctuations (collectively, "hedging transactions") are specifically excluded from Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantor's account.

The Royalty payable on Precious Metals or Other Minerals subject to hedging transactions shall be determined as follows:

               (i) AFFECTING PRECIOUS METALS. The amount of Royalty to be paid on all Precious Metals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Section 2(a), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Precious Metals subject to hedging transactions are shipped by Grantor to the Payor.

               (ii) AFFECTING OTHER MINERALS. The amount of Royalty to be paid on all Other Minerals subject to hedging transactions by Grantor shall be determined in the same manner as provided in Section 2(b), with the understanding that the average monthly spot price shall be for the calendar month preceding the calendar month during which Other Minerals subject to hedging transactions are shipped to the Payor.

          (f) COMMINGLING. Grantor shall have the right to commingle Minerals from the Property with minerals from other properties. Before any Precious Metals or Other Minerals produced from the Property are commingled with minerals from other properties, the Precious Metals or Other Minerals produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, commercial minerals and other appropriate content. Representative samples of the Precious Metals or Other Minerals shall be retained by Grantor and assays (including moisture and penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine gross metal content of Precious Metals or gross metal or mineral content of Other Minerals. Grantor shall retain such analyses for a reasonable amount of time, but not less than eighteen (18) months, after receipt by Newmont of the Royalty paid with respect to such commingled Minerals from the Property; and shall retain such samples taken from the Property for seven (7) days after collection.

          (g) NO OBLIGATION TO MINE. Grantor shall have sole discretion to determine the extent of its mining of the Property and the time or the times for beginning, continuing or resuming mining operations with respect thereto. Grantor shall have no obligation to Newmont or otherwise to mine any of the Property, nor shall it have any obligation to diligently explore or develop the Property.

     3.  BOOKS, RECORDS, INSPECTIONS, CONFIDENTIALITY AND PRESS RELEASES.

          (a) Not later than March 15 following the end of each calendar year, Grantor shall provide Newmont with an annual report of activities and operations conducted with respect to the Property during the preceding calendar year. Such annual report shall include details of: (i) the preceding year's activities with respect to the Property; (ii) ore reserve data for the calendar year just ended; and (iii) estimates of anticipated production and estimated remaining ore reserves with respect to proposed activities for the Property for the current calendar year. In addition, not more frequently than semi-annually, Newmont shall have the right, upon reasonable notice to Grantor, to inspect and copy all books, records, technical data, information and materials (the "Data") pertaining to Grantor's activities with respect to the Property; provided that such inspections shall not unreasonably interfere with Grantor's activities with respect to the Property. Grantor makes no representations or warranties to Newmont concerning any of the Data or any information contained in the annual reports, and Newmont agrees that if it elects to rely on any such Data or information, it does so at its sole risk.

          (b) Newmont shall have the right to audit the books and records pertaining to production from the Property and contest payments of Royalty for 24 months after receipt by Newmont of the payments to which such books and records pertain. Such payments shall be deemed conclusively correct unless Newmont objects to them in writing within 24 months after receipt thereof.

          (c) Newmont shall have the right, upon reasonable notice, to inspect the facilities associated with the Property. Such inspection shall be at the sole risk of Newmont, and Newmont shall indemnify Grantor from any liability caused by Newmont's exercise of inspection rights.

          (d) Newmont shall not, without the prior written consent of Grantor, which shall not be unreasonably withheld, knowingly disclose to any third party data or information obtained pursuant to this Deed which is not generally available to the public; PROVIDED, HOWEVER, Newmont may disclose data or information so obtained without the consent of Grantor: (i) if required for compliance with laws, rules, regulations or orders of a governmental agency or stock exchange; (ii) to any of Newmont's contractors or consultants; (iii) to any third party to whom Newmont, in good faith, anticipates selling or assigning Newmont's interest in the Property; (iv) to a prospective lender; or (v) to a party which Newmont or an affiliate contemplates a merger, amalgamation or other corporate reorganization, provided however, that any such third party to whom disclosure is made has a legitimate business need to know the disclosed information, and shall first agree in writing to protect the confidential nature of such information to the same extent Newmont is obligated under this subsection.

          (e) Subject to its rights and obligations under Section 3(d), Newmont shall not issue any press releases pertaining to the Property except upon giving Grantor three (3) days advance written notice of the contents thereof, and Newmont shall make any reasonable changes to such proposed press releases requested by Grantor. Newmont shall not, without Grantor's consent, issue any press release that implies or infers that Grantor endorses or joins in Newmont's statements or representations contained in any press release.

     4. RECORDS AND AUDITS. Grantor's records of all mining and milling operations on the Property, and its records with respect to commingling of production from the Property, shall be available for Newmont's or its authorized agents' inspection and/or audit upon reasonable advance notice and during normal business hours. If any such audit or inspection reveals that Royalty payments for any calendar year are underpaid by more than five percent, Grantor shall reimburse Newmont for its reasonable costs incurred in such audit or inspection. Newmont shall be entitled to enter the mine workings and structures on the Property at reasonable times upon reasonable advance notice for inspection thereof, but Newmont shall so enter at its own risk and shall indemnify and hold Grantor and its affiliates harmless against and from any and all loss, costs, damage, liability and expense (including but not limited to reasonable attorneys' fees and costs) by reason of injury to Newmont or its agents or representatives or damage to or destruction of any property of Newmont or its agents or representatives while on the

Property on or in such mine workings and structures, unless such injury, damage, or destruction is a result, in whole or in part, of the negligence of Grantor.

     5. NEW RESOURCES OR RESERVES. If Grantor establishes a mineral resource or mineral reserve on any of the Property, Grantor shall provide to Newmont the amount of such resource or reserve as soon as practicable after Grantor makes a public declaration with respect to the establishment thereof

     6. COMPLIANCE WITH LAW. Grantor shall at all times comply with all applicable federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to operations and activities on or with respect to the Property; PROVIDED, HOWEVER, Grantor shall have the right to contest any of the same if such contest does not jeopardize the Property or Newmont's rights thereto or under this Deed.

     7. STOCKPILING AND TAILINGS. All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively "Materials") resulting from Grantor's operations and activities with respect to the Property shall be the sole property of Grantor, but shall remain subject to the Royalty (calculated and paid in accordance with the terms of this Deed) should the Materials be processed or reprocessed, as the case may be, in the future and result in the production, sale or other disposition of Precious Metals or Other Minerals. Notwithstanding the foregoing, Grantor shall have the right to dispose of any or all such Materials and to commingle the same with other minerals from other properties. In the event Materials from the Property are processed or reprocessed, as the case may be, and regardless of where such processing or reprocessing occurs, the Royalty payable thereon under this Deed shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

     8. REAL PROPERTY INTEREST AND RELINQUISHMENT OF PROPERTY. The Net Smelter Return Royalty shall attach to any amendments, relocations or conversions of any mining claims or leases comprising the Property, or to any renewals or extensions of leases thereof. The Net Smelter Return Royalty shall be a real property interest that runs with the Property and shall be applicable to Grantor and its successors and assigns of the Property. If the Grantor surrenders or relinquishes any of the Property, such properties shall no longer be part of the Property, provided, however; that if Grantor reacquires any such properties within a period of five years after the effective date of relinquishment or abandonment, such reacquired properties shall be included in the Property from and after the date of such reacquisition.

     9.  GENERAL PROVISIONS.

          (a) The parties promptly shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

          (b) All covenants, conditions and terms of this Deed shall be of benefit to the parties and run as a covenant with the Property and shall bind and inure to the benefit of the parties hereto and their respective assigns and successors.

          (c) This Deed shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Grantor and Newmont.

          (d) This Deed may not be modified orally, but only by written agreement executed by Grantor and Newmont.

          (e) Time is of the essence in this Deed.

          (f) This Deed is to be governed by and construed under the laws of the State of Nevada.

          (g) As used in this Deed, the term "Newmont" shall include all of Newmont's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Grantor" shall include all of Grantor's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees, and when applicable mortgagees and affiliated companies having or claiming an interest in the Property. As used in this Deed, the term "Party" or "Parties" shall mean one or both, as the case may be, of Grantor and Newmont.

          (h) Assignment of Property. Grantor shall be free to convey, transfer, assign, abandon or encumber all or any portion of its interest in the Property only in accordance with the terms of the Agreement, provided that in the event of any such conveyance, transfer or assignment, it shall require the party or parties acquiring such interest to assume in a written agreement with Newmont the obligations of this Deed in respect of such interests, and thereupon it shall be relieved of all liability under this Deed as to such interest in the Property, except for liabilities existing on the date of such conveyance, transfer, or assignment.

          (i) Any notice or other correspondence required or permitted hereunder shall be deemed to have been property given or delivered when made in writing and hand delivered to the party to whom directed, or when sent by United States certified mail, electronic facsimile transmission, or Western Union telegraph, with all necessary postage or charges fully prepaid, return receipt requested (or in the case of a facsimile or telegram, confirmation of delivery), and addressed to the party to whom directed at the following address:

                  Grantor:

                           Vista Nevada Corp.
                           7961 Shaffer Parkway, Suite 5
                           Littleton, Colorado 80127
                           Attention:   Ronald J. (Jock) McGregor)
                           Facsimile:   720/981-1186

                  Newmont:

                           Newmont Capital Limited
                           1700 Lincoln Street
                           Denver, Colorado 80203
                           Attention:   Land Department
                           Facsimile:   303/837-5851

Either party hereto may change its address for the purpose of notices or communications hereunder by furnishing notice thereof to the other party in compliance with this Section.

     This Deed contains the entire agreement between Grantor and Newmont with respect to the subject matter hereof. Wherefore, this Deed is executed and delivered effective on the day and year above written.



                                           GRANTOR:

                                           Vista Nevada Corp.
                                           a Nevada corporation


                                           By: _________________________________
                                               Name:
                                               Title:




                                           NEWMONT:

                                           Newmont Capital Limited
                                           a Nevada corporation


                                           By: _________________________________
                                               Name:
                                               Title:

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Nevada Corp.


     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public

                                    My Commission expires:______________________



STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont Capital Limited


    In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public

                                    My Commission expires:______________________

                                    EXHIBIT A
                   TO ROYALTY DEED BETWEEN VISTA NEVADA CORP.
                           AND NEWMONT CAPITAL LIMITED

                                  THE PROPERTY

     1.  MOUNTAIN VIEW PROPERTY

     The following described unpatented lode mining claims situated in Washoe County, Nevada:

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE          DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297
Jack 66                             1797    789               821307            253298
Jack 67                             1797    790               821308            253299
Jack 68                             1797    791               821309            253300
Jack 69                             1797    792               821310            253301

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE          DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Jack 70                             1797     793              821311            253302
Jack 71                             1797     794              821312            253303
Jack 72                             1797     795              821313            253304
Jack 73                             1797     796              821314            253305
Jack 74                             1797     797              821315            253306
Jack 75                             1797     798              821316            253307
Jack 76                             1797     799              821317            253308
Jack 78                             1797     801              821319            253310
Jack 79                             1797     802              821320            253311
Jack 80                             1797     803              821321            253312
Jack 81                             1797     804              821322            253313
Jack 82                             1797     805              821323            253314
Jack 83                             1797     806              821324            253315
Jack 84                             1797     807              821325            253316
Jack 85                             1797     808              821326            253317
Jack 86                             1797     809              821327            253318
Jack 87                             1797     810              821328            253319
Jack 88                             1797     811              821329            253320
Jack 89                             1797     812              821330            253321
Jack 90                             1797     813              821331            253322
Jack 91                             1797     814              821332            253323
Jack 92                             1797     815              821333            253324
Jack 93                             1797     816              821334            253325
Jack 94                             1797     817              821335            253326
Jack 95                             1797     818              821336            253327
Jack 96                             1797     819              821337            253328
Harlan #1                           1796     876              820863            253656
Lara #1                             1796     878              820865            253657
Rich #13                                                      2432283           814670
Rich #14                                                      2432284           814671
Rich #15                                                      2432285           814672
Rich #16                                                      2432286           814673
Rich #17                                                      2432287           814674
Rich #18                                                      2432288           814675
Rich #21                                                      2432289           814676
Rich #22                                                      2432290           814677
Rich #23                                                      2432291           814678
Rich #24                                                      2432292           814679
Rich #39                                                      2432293           814680
Rich 50                                                       2432298           814685
Rich 51                                                       2432299           814686

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Rich 52                                                      2432300            814687
Jack 67A                                                     2516120            822239
Jack 77R                                                     2516119            822240
Rich 61                                                      2516129            822249
Rich 63                                                      2516131            822251
Rich 64                                                      2516132            822252
Rich 66                                                      2516134            822254
Rich 68                                                      2516136            822256
Rich 70                                                      2516138            822258
Rich 72                                                      2516140            822260
Rich 74                                                      2516142            822262
Rich 76                                                      2516144            822264
Rich 78                                                      2516146            822266
Rich 80                                                      2516148            822268
Rich 81                                                      2516149            822269
Rich 82                                                      2516150            822270
Rich 83                                                      2516151            822271
Rich 84                                                      2516152            822272
Rich 85                                                      2516153            822273
Rich 86                                                      2516154            822274
Rich 87                                                      2516155            822275
Rich 88                                                      2516156            822276
Rich 89                                                      2516157            822277
Rich 90                                                      2516158            822278
Rich 91                                                      2516159            822279
Rich 92                                                      2516160            822280
Rich 93                                                      2516161            822281
Rich 94                                                      2516162            822282
Rich 95                                                      2516163            822283
Rich 96                                                      2516164            822284
Rich 97                                                      2516165            822285
Rich 98                                                      2516166            822286
Rich 99                                                      2516167            822287
Rich 100                                                     2516168            822288
Rich 101                                                     2516169            822289
Rich 102                                                     2516170            822290
Rich 103                                                     2516171            822291
Rich 104                                                     2516172            822292
Rich 105                                                     2516173            822293
Rich 106                                                     2516174            822294
Rich 107                                                     2516175            822295

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Rich 108                                                     2516176            822296
Rich 109                                                     2516177            822297
Rich 110                                                     2516178            822298
Rich 111                                                     2516179            822299
Rich 112                                                     2516180            822300
Rich 113                                                     2516181            822301
Rich 114                                                     2516182            822302
Rich 115                                                     2516183            822303
Rich 116                                                     2516184            822304
Rich 117                                                     2516185            822305
Rich 118                                                     2516186            822306
Rich 119                                                     2516187            822307
Rich 120                                                     2516188            822308
Rich 121                                                     2516189            822309

     2. All land within 0.5 miles of the exterior boundary of the following unpatented mining claims, as they were located as of June 30, 2000, and as generally depicted on Exhibit A to that Lease/Option Agreement dated June 3, 2000, as amended on April 16, 2001 and June 6, 2002, between Franco-Nevada Mining Corporation, Inc., and Raymond W. and Leslie A. Wittkopp, a memorandum of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472553.

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE          DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Mt. View #1                         1481     975              660347            142372
Mt. View #2                         1481     976              660348            142373
Mt. View #3                         1481     977              660349            142374
Mt. View #4                         1481     978              660350            142375
Mt. View #5                         1632     124              739181            196207
Mt. View #6                         1644     549              745360            202456
Big R #1                            1646     913              746334            203087
Jack 1                              1797     724              821242            253233
Jack 2                              1797     725              821243            253234
Jack 3                              1797     726              821244            253235
Jack 4                              1797     727              821245            253236
Jack 5                              1797     728              821246            253237
Jack 6                              1797     729              821247            253238
Jack 7                              1797     730              821248            253239
Jack 8                              1797     731              821249            253240

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE          DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Jack 9                              1797     732              821250            253241
Jack 10                             1797     733              821251            253242
Jack 11                             1797     734              821252            253243
Jack 12                             1797     735              821253            253244
Jack 13                             1797     736              821254            253245
Jack 14                             1797     737              821255            253246
Jack 15                             1797     738              821256            253247
Jack 35                             1797     758              821276            253267
Jack 38                             1797     761              821279            253270
Jack 63                             1797     786              821304            253295
Jack 64                             1797     787              821305            253296
Jack 65                             1797     788              821306            253297
Jack 66                             1797     789              821307            253298
Jack 67                             1797     790              821308            253299
Jack 68                             1797     791              821309            253300
Jack 69                             1797     792              821310            253301
Jack 70                             1797     793              821311            253302
Jack 71                             1797     794              821312            253303
Jack 72                             1797     795              821313            253304
Jack 73                             1797     796              821314            253305
Jack 74                             1797     797              821315            253306
Jack 75                             1797     798              821316            253307
Jack 76                             1797     799              821317            253308
Jack 77                             1797     800              821318            253309
Jack 78                             1797     801              821319            253310
Jack 79                             1797     802              821320            253311
Jack 80                             1797     803              821321            253312
Jack 81                             1797     804              821322            253313
Jack 82                             1797     805              821323            253314
Jack 83                             1797     806              821324            253315
Jack 84                             1797     807              821325            253316
Jack 85                             1797     808              821326            253317
Jack 86                             1797     809              821327            253318
Jack 87                             1797     810              821328            253319
Jack 88                             1797     811              821329            253320
Jack 89                             1797     812              821330            253321
Jack 90                             1797     813              821331            253322
Jack 91                             1797     814              821332            253323
Jack 92                             1797     815              821333            253324
Jack 93                             1797     816              821334            253325
Jack 94                             1797     817              821335            253326

                                         WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK    PAGE          DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Jack 95                             1797     818              821336            253327
Jack 96                             1797     819              821337            253328
Harlan #1                           1796     876              820863            253656
Lara #1                             1796     878              820865            253657
Rich #13                                                      2432283           814670
Rich #14                                                      2432284           814671
Rich #15                                                      2432285           814672
Rich #16                                                      2432286           814673
Rich #17                                                      2432287           814674
Rich #18                                                      2432288           814675
Rich #21                                                      2432289           814676
Rich #22                                                      2432290           814677
Rich #23                                                      2432291           814678
Rich #24                                                      2432292           814679
Rich #39                                                      2432293           814680
Rich #41                                                      2432294           814681
Rich #43                                                      2432295           814682
Rich #45                                                      2432296           814683
Rich #47                                                      2432297           814684
Rich 50                                                       2432298           814685
Rich 51                                                       2432299           814686
Rich 52                                                       2432300           814687

                                   EXHIBIT 10
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                                FEASIBILITY STUDY
                                -----------------

     Feasibility Study means a detailed report regarding the development of a mine on the Newmont Property, or any part thereof that is subject to the Joint Venture Agreement (the "Properties"), including at least the following information:

o a description of that part of the Properties to be covered by the proposed mine;
o the estimated recoverable reserves of minerals and the estimated composition and content thereof;
o    the proposed procedure for development, and mining production;
o    results of ore amenability tests (if any);
o the nature and extent of the mine facilities proposed to be acquired which may include mill facilities, if the size, extent and location of the ore body makes such mill facilities feasible, in which event the report shall also include a preliminary design for such mill;
o the total costs, including capital budget, which are reasonably required to purchase, construct and install all structures, machinery and equipment required for the proposed mine, including a schedule of timing of such requirements;
o    all environmental impact studies and costs;
o the period in which it is proposed that the Properties be brought into commercial production;
o such other data and information as are reasonably necessary to substantiate the existence of a mineral deposit of sufficient size and grade to justify development of a mine, taking into account all relevant business, tax and other economic considerations; and
o working capital requirements for the initial four months of operation of the Properties as a mine or such longer period as may be reasonably justified in the circumstances;

which is in such form as is necessary to substantially meet the standards of North American financial institutions for the purpose of determining the advisability of providing project financing on a commercial competitive basis taking into account all relevant criteria deemed to be both normal and prudent for the mining industry at that time.

                                   EXHIBIT 11
                 TO AGREEMENT BETWEEN NEWMONT USA LIMITED D/B/A
                           NEWMONT MINING CORPORATION,
                            NEWMONT CAPITAL LIMITED,
                  VISTA GOLD CORPORATION AND VISTA NEVADA CORP.

                             MEMORANDUM OF AGREEMENT


     KNOW ALL BY THESE PRESENT:

     That the undersigned have executed and delivered their agreement in writing bearing an effective date of October __, 2002 ("Agreement"), containing terms and conditions, all of which are hereby made a part hereof as fully and completely as if herein specifically set out in full, whereby (i) Newmont USA Limited d/b/a Newmont Mining Corporation, a Delaware corporation ("Newmont"), agreed to convey to Vista Nevada Corp., a Nevada corporation ("VNC"), its entire interest in that Lease described on Exhibit A hereto ("the Maverick Springs Property"), (ii) Newmont Capital Limited, a Nevada corporation ("NCL") agreed to convey and quit claim to VNC its entire interest in the Lease and unpatented mining claims described on Exhibit B hereto (the "Mountain View Property") (the Maverick Springs Property and Mountain View Property are collectively referred to herein as the "Property"), (iii) VNC agreed to convey to Newmont a royalty on production of minerals produced from the Maverick Springs Property and the Maverick Springs Area of Interest (described in Exhibit C hereto), and (iv) VNC agreed to convey to NCL a royalty on production of minerals from the Mountain View Property and the Mountain View Area of Interest (described in Exhibit D hereto).

     VNC and Vista Gold Corporation ("Vista") also agreed to maintain the Property in good standing, including, but not limited to payment of property taxes, payment of federal maintenance fees for unpatented mining claims, satisfying any federal or state filing requirements for maintaining unpatented mining claims, and fulfilling all requirements of the Leases referenced in Exhibits A and B (the "Leases"). Prior to abandoning any unpatented mining claims included within the Newmont Property or terminating any portion of the Leases, within 90 years of the date of the Agreement, VNC shall provide Newmont written notice of its intent to abandon such claims or terminate such Leases, and provide Newmont an opportunity to elect to have such claims or leasehold interest conveyed to it. VNC also granted to Newmont a right to elect to process metals mined from the Property, the Maverick Springs Area of Interest and the Mountain View Area of Interest. VNC and Vista agreed to indemnify Newmont and NCL for liabilities arising from or relating to operations and conditions on the Property, whether previously existing or hereafter created. These covenants, and obligations created thereby, are binding on the parties and their respective successors and assigns, and shall run with the subject lands.

NEWMONT USA LIMITED d/b/a
NEWMONT MINING CORPORATION



By: ___________________________
Name: _________________________
Title: ________________________



NEWMONT CAPITAL LIMITED



By: ___________________________
Name: _________________________
Title: ________________________



VISTA GOLD CORPORATION



By: ___________________________
Name: _________________________
Title: ________________________



VISTA NEVADA CORP.



By: ___________________________
Name: _________________________
Title: ________________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont USA Limited d/b/a Newmont Mining Corporation.


     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public


                                    My Commission expires:______________________



STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Newmont Capital Limited.


     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public


                                    My Commission expires:______________________

STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Gold Corporation.


     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public


                                    My Commission expires:______________________



STATE OF COLORADO        )
                         ) ss.
CITY AND COUNTY OF DENVER)

     This instrument was acknowledged before me on this ___ day of _______________, 2002, by __________________________, as ______________________
of Vista Nevada Corp.


     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    ____________________________________________
                                    Notary Public


                                    My Commission expires:______________________

                                    EXHIBIT A
                           TO MEMORANDUM OF AGREEMENT

                            MAVERICK SPRINGS PROPERTY


     That certain Mining Lease and Agreement dated October 1, 2001 by and between Newmont Mining Corporation and Artemis Exploration Company, as amended, and the following described unpatented mining claims situated in Elko County and White Pine County, Nevada:


CLAIM  NAME                        BOOK    PAGE                   BLM SERIAL NUMBER
-----------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100
WILLOW #49                          968     826                        NMC - 754101
WILLOW #50                          968     827                        NMC - 754102


CLAIM  NAME                        BOOK    PAGE                   BLM SERIAL NUMBER
-----------------------------------------------------------------------------------
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                           1025    487                        NMC - 785303
WILLOW 56                           1025    488                        NMC - 785304
WILLOW 57                           1025    489                        NMC - 785305
WILLOW 63                           1025    495                        NMC - 785311
WILLOW 65                           1025    497                        NMC - 785313
WILLOW 66                           1025    498                        NMC - 785314
WILLOW 67                           1025    499                        NMC - 785315
WILLOW 68                           1025    500                        NMC - 785316
WILLOW 69                           1025    501                        NMC - 785317
WILLOW 70                           1025    502                        NMC - 785318
WILLOW 71                           1025    503                        NMC - 785319
MAVERICK #1                         968     832                        NMC - 754107
MAVERICK #3                         968     834                        NMC - 754109
MAVERICK #5                         968     836                        NMC - 754111
MAVERICK #7                         968     838                        NMC - 754113
MAVERICK #8                         968     839                        NMC - 754114
MAVERICK #9                         968     840                        NMC - 754115
MAVERICK #10                        968     841                        NMC - 754116
MAVERICK #11                        968     842                        NMC - 754117
MAVERICK #12                        968     843                        NMC - 754118
MAVERICK #13                        968     844                        NMC - 754119
MAVERICK #14                        968     845                        NMC - 754120
MAVERICK #15                        968     846                        NMC - 754121
MAVERICK #16                        968     847                        NMC - 754122
MAVERICK #17                        968     848                        NMC - 754123
MAVERICK #18                        968     849                        NMC - 754124
MAVERICK #39                        968     864                        NMC - 754140
MAVERICK #40                        968     865                        NMC - 754141
MAVERICK #41                        968     866                        NMC - 754142
MAVERICK #42                        968     867                        NMC - 754143
MAVERICK 524                        1025    475                        NMC - 785291
MAVERICK 526                        1025    477                        NMC - 785293
MAVERICK 528                        1025    479                        NMC - 785295
MAVERICK 529                        1025    480                        NMC - 785296
MAVERICK 530                        1025    481                        NMC - 785297
MAVERICK 531                        1025    482                        NMC - 785298
MAVERICK 67                         1       38907                      NMC - 826140
MAVERICK 68                         1       38908                      NMC - 826141
MAVERICK 69                         1       38909                      NMC - 826142
MAVERICK 70                         1       38910                      NMC - 826143
MAVERICK 71                         1       38911                      NMC - 826144
MAVERICK 72                         1       38912                      NMC - 826145
MAVERICK 73                         1       38913                      NMC - 826146
MAVERICK 74                         1       38914                      NMC - 826147
NMS 1 - NMS 94                      1       43585 - 43640     NMC - 826738 - 826831


CLAIM  NAME                        BOOK    PAGE                   BLM SERIAL NUMBER
-----------------------------------------------------------------------------------
NMS 96                              1       43641                      NMC - 826832
NMC 98                              1       43642                      NMC - 826833
NMS 100                             1       43643                      NMC - 826834
NMS 102                             1       43644                      NMC - 826835
NMS 104                             1       43645                      NMC - 826836
NMS 106                             1       43646                      NMC - 826837
NMS 107 - NMS 166                   1       43647 - 43706     NMC - 826838 - 826897

                                    EXHIBIT B
                           TO MEMORANDUM OF AGREEMENT

                             MOUNTAIN VIEW PROPERTY


     That certain Lease/Option Agreement effective June 30, 2000, by and between Raymond W. and Leslie A. Wittkopp, and Franco-Nevada Mining Corporation, Inc., as amended, and the following described unpatented lode mining claims situated in Washoe County, Nevada:

                                    WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK   PAGE           DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297
Jack 66                             1797    789               821307            253298
Jack 67                             1797    790               821308            253299
Jack 68                             1797    791               821309            253300
Jack 69                             1797    792               821310            253301

                                    WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK   PAGE           DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Jack 70                             1797     793              821311            253302
Jack 71                             1797     794              821312            253303
Jack 72                             1797     795              821313            253304
Jack 73                             1797     796              821314            253305
Jack 74                             1797     797              821315            253306
Jack 75                             1797     798              821316            253307
Jack 76                             1797     799              821317            253308
Jack 78                             1797     801              821319            253310
Jack 79                             1797     802              821320            253311
Jack 80                             1797     803              821321            253312
Jack 81                             1797     804              821322            253313
Jack 82                             1797     805              821323            253314
Jack 83                             1797     806              821324            253315
Jack 84                             1797     807              821325            253316
Jack 85                             1797     808              821326            253317
Jack 86                             1797     809              821327            253318
Jack 87                             1797     810              821328            253319
Jack 88                             1797     811              821329            253320
Jack 89                             1797     812              821330            253321
Jack 90                             1797     813              821331            253322
Jack 91                             1797     814              821332            253323
Jack 92                             1797     815              821333            253324
Jack 93                             1797     816              821334            253325
Jack 94                             1797     817              821335            253326
Jack 95                             1797     818              821336            253327
Jack 96                             1797     819              821337            253328
Harlan #1                           1796     876              820863            253656
Lara #1                             1796     878              820865            253657
Rich #13                                                     2432283            814670
Rich #14                                                     2432284            814671
Rich #15                                                     2432285            814672
Rich #16                                                     2432286            814673
Rich #17                                                     2432287            814674
Rich #18                                                     2432288            814675
Rich #21                                                     2432289            814676
Rich #22                                                     2432290            814677
Rich #23                                                     2432291            814678
Rich #24                                                     2432292            814679
Rich #39                                                     2432293            814680
Rich 50                                                      2432298            814685
Rich 51                                                      2432299            814686

                                    WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Rich 52                                                      2432300            814687
Jack 67A                                                     2516120            822239
Jack 77R                                                     2516119            822240
Rich 61                                                      2516129            822249
Rich 63                                                      2516131            822251
Rich 64                                                      2516132            822252
Rich 66                                                      2516134            822254
Rich 68                                                      2516136            822256
Rich 70                                                      2516138            822258
Rich 72                                                      2516140            822260
Rich 74                                                      2516142            822262
Rich 76                                                      2516144            822264
Rich 78                                                      2516146            822266
Rich 80                                                      2516148            822268
Rich 81                                                      2516149            822269
Rich 82                                                      2516150            822270
Rich 83                                                      2516151            822271
Rich 84                                                      2516152            822272
Rich 85                                                      2516153            822273
Rich 86                                                      2516154            822274
Rich 87                                                      2516155            822275
Rich 88                                                      2516156            822276
Rich 89                                                      2516157            822277
Rich 90                                                      2516158            822278
Rich 91                                                      2516159            822279
Rich 92                                                      2516160            822280
Rich 93                                                      2516161            822281
Rich 94                                                      2516162            822282
Rich 95                                                      2516163            822283
Rich 96                                                      2516164            822284
Rich 97                                                      2516165            822285
Rich 98                                                      2516166            822286
Rich 99                                                      2516167            822287
Rich 100                                                     2516168            822288
Rich 101                                                     2516169            822289
Rich 102                                                     2516170            822290
Rich 103                                                     2516171            822291
Rich 104                                                     2516172            822292
Rich 105                                                     2516173            822293
Rich 106                                                     2516174            822294
Rich 107                                                     2516175            822295

                                    WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Rich 108                                                     2516176            822296
Rich 109                                                     2516177            822297
Rich 110                                                     2516178            822298
Rich 111                                                     2516179            822299
Rich 112                                                     2516180            822300
Rich 113                                                     2516181            822301
Rich 114                                                     2516182            822302
Rich 115                                                     2516183            822303
Rich 116                                                     2516184            822304
Rich 117                                                     2516185            822305
Rich 118                                                     2516186            822306
Rich 119                                                     2516187            822307
Rich 120                                                     2516188            822308
Rich 121                                                     2516189            822309

                                    EXHIBIT C
                           TO MEMORANDUM OF AGREEMENT

                        MAVERICK SPRINGS AREA OF INTEREST


     The Maverick Springs Area of Interest includes all land situated within one mile from the exterior boundary of the following unpatented mining claims as they were located as of October 1, 2001:


CLAIM  NAME                        BOOK    PAGE                   BLM SERIAL NUMBER
-----------------------------------------------------------------------------------
WILLOW #1                           968     784                        NMC - 754059
WILLOW #2                           968     785                        NMC - 754060
WILLOW #9                           968     792                        NMC - 754067
WILLOW #10                          968     793                        NMC - 754068
WILLOW #11                          968     794                        NMC - 754069
WILLOW #12                          968     795                        NMC - 754070
WILLOW #13                          968     796                        NMC - 754071
WILLOW #14                          968     797                        NMC - 754072
WILLOW #15                          968     798                        NMC - 754073
WILLOW #16                          968     799                        NMC - 754074
WILLOW #17                          968     800                        NMC - 754075
WILLOW #18                          968     801                        NMC - 754076
WILLOW #19                          968     802                        NMC - 754077
WILLOW #20                          968     803                        NMC - 754078
WILLOW #21                          968     804                        NMC - 754079
WILLOW #22                          968     805                        NMC - 754080
WILLOW #23                          968     806                        NMC - 754081
WILLOW #24                          968     807                        NMC - 754082
WILLOW #25                          968     808                        NMC - 754083
WILLOW #26                          968     809                        NMC - 754084
WILLOW #27                          968     810                        NMC - 754085
WILLOW #28                          968     811                        NMC - 754086
WILLOW #29                          968     812                        NMC - 754087
WILLOW #30                          968     813                        NMC - 754088
WILLOW #37                          968     814                        NMC - 754089
WILLOW #38                          968     815                        NMC - 754090
WILLOW #39                          968     816                        NMC - 754091
WILLOW #40                          968     817                        NMC - 754092
WILLOW #41                          968     818                        NMC - 754093
WILLOW #42                          968     819                        NMC - 754094
WILLOW #43                          968     820                        NMC - 754095
WILLOW #44                          968     821                        NMC - 754096
WILLOW #45                          968     822                        NMC - 754097
WILLOW #46                          968     823                        NMC - 754098
WILLOW #47                          968     824                        NMC - 754099
WILLOW #48                          968     825                        NMC - 754100
WILLOW #49                          968     826                        NMC - 754101
WILLOW #50                          968     827                        NMC - 754102
WILLOW #51                          968     828                        NMC - 754103
WILLOW #52                          968     829                        NMC - 754104


CLAIM  NAME                        BOOK    PAGE                   BLM SERIAL NUMBER
-----------------------------------------------------------------------------------
WILLOW #53                          968     830                        NMC - 754105
WILLOW #54                          968     831                        NMC - 754106
WILLOW 55                          1025     487                        NMC - 785303
WILLOW 56                          1025     488                        NMC - 785304
WILLOW 57                          1025     489                        NMC - 785305
WILLOW 63                          1025     495                        NMC - 785311
WILLOW 65                          1025     497                        NMC - 785313
WILLOW 66                          1025     498                        NMC - 785314
WILLOW 67                          1025     499                        NMC - 785315
WILLOW 68                          1025     500                        NMC - 785316
WILLOW 69                          1025     501                        NMC - 785317
WILLOW 70                          1025     502                        NMC - 785318
WILLOW 71                          1025     503                        NMC - 785319
MAVERICK #1                         968     832                        NMC - 754107
MAVERICK #3                         968     834                        NMC - 754109
MAVERICK #5                         968     836                        NMC - 754111
MAVERICK #7                         968     838                        NMC - 754113
MAVERICK #8                         968     839                        NMC - 754114
MAVERICK #9                         968     840                        NMC - 754115
MAVERICK #10                        968     841                        NMC - 754116
MAVERICK #11                        968     842                        NMC - 754117
MAVERICK #12                        968     843                        NMC - 754118
MAVERICK #13                        968     844                        NMC - 754119
MAVERICK #14                        968     845                        NMC - 754120
MAVERICK #15                        968     846                        NMC - 754121
MAVERICK #16                        968     847                        NMC - 754122
MAVERICK #17                        968     848                        NMC - 754123
MAVERICK #18                        968     849                        NMC - 754124
MAVERICK #39                        968     864                        NMC - 754140
MAVERICK #40                        968     865                        NMC - 754141
MAVERICK #41                        968     866                        NMC - 754142
MAVERICK #42                        968     867                        NMC - 754143
MAVERICK 524                       1025     475                        NMC - 785291
MAVERICK 526                       1025     477                        NMC - 785293
MAVERICK 528                       1025     479                        NMC - 785295
MAVERICK 529                       1025     480                        NMC - 785296
MAVERICK 530                       1025     481                        NMC - 785297
MAVERICK 531                       1025     482                        NMC - 785298
MAVERICK 67                           1   38907                        NMC - 826140
MAVERICK 68                           1   38908                        NMC - 826141
MAVERICK 69                           1   38909                        NMC - 826142
MAVERICK 70                           1   38910                        NMC - 826143
MAVERICK 71                           1   38911                        NMC - 826144
MAVERICK 72                           1   38912                        NMC - 826145
MAVERICK 73                           1   38913                        NMC - 826146
MAVERICK 74                           1   38914                        NMC - 826147

                                    EXHIBIT D
                           TO MEMORANDUM OF AGREEMENT

                         MOUNTAIN VIEW AREA OF INTEREST

     The Mountain View Area of Interest includes all land within 0.5 miles of the exterior boundary of the following unpatented mining claims, as they were located as of June 30, 2000, and as generally depicted on Exhibit A to that Lease/Option Agreement dated June 3, 2000, as amended on April 16, 2001 and
June 6, 2002, between Franco-Nevada Mining Corporation, Inc., and Raymond W. and Leslie A. Wittkopp, a memorandum of which was recorded in the Washoe County Recorder's Office on August 11, 2000, as Document 2472553.

                                      WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK   PAGE           DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Mt. View #1                         1481    975               660347            142372
Mt. View #2                         1481    976               660348            142373
Mt. View #3                         1481    977               660349            142374
Mt. View #4                         1481    978               660350            142375
Mt. View #5                         1632    124               739181            196207
Mt. View #6                         1644    549               745360            202456
Big R #1                            1646    913               746334            203087
Jack 1                              1797    724               821242            253233
Jack 2                              1797    725               821243            253234
Jack 3                              1797    726               821244            253235
Jack 4                              1797    727               821245            253236
Jack 5                              1797    728               821246            253237
Jack 6                              1797    729               821247            253238
Jack 7                              1797    730               821248            253239
Jack 8                              1797    731               821249            253240
Jack 9                              1797    732               821250            253241
Jack 10                             1797    733               821251            253242
Jack 11                             1797    734               821252            253243
Jack 12                             1797    735               821253            253244
Jack 13                             1797    736               821254            253245
Jack 14                             1797    737               821255            253246
Jack 15                             1797    738               821256            253247
Jack 35                             1797    758               821276            253267
Jack 38                             1797    761               821279            253270
Jack 63                             1797    786               821304            253295
Jack 64                             1797    787               821305            253296
Jack 65                             1797    788               821306            253297
Jack 66                             1797    789               821307            253298
Jack 67                             1797    790               821308            253299
Jack 68                             1797    791               821309            253300

                                      WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                          BOOK   PAGE           DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Jack 69                             1797     792              821310            253301
Jack 70                             1797     793              821311            253302
Jack 71                             1797     794              821312            253303
Jack 72                             1797     795              821313            253304
Jack 73                             1797     796              821314            253305
Jack 74                             1797     797              821315            253306
Jack 75                             1797     798              821316            253307
Jack 76                             1797     799              821317            253308
Jack 77                             1797     800              821318            253309
Jack 78                             1797     801              821319            253310
Jack 79                             1797     802              821320            253311
Jack 80                             1797     803              821321            253312
Jack 81                             1797     804              821322            253313
Jack 82                             1797     805              821323            253314
Jack 83                             1797     806              821324            253315
Jack 84                             1797     807              821325            253316
Jack 85                             1797     808              821326            253317
Jack 86                             1797     809              821327            253318
Jack 87                             1797     810              821328            253319
Jack 88                             1797     811              821329            253320
Jack 89                             1797     812              821330            253321
Jack 90                             1797     813              821331            253322
Jack 91                             1797     814              821332            253323
Jack 92                             1797     815              821333            253324
Jack 93                             1797     816              821334            253325
Jack 94                             1797     817              821335            253326
Jack 95                             1797     818              821336            253327
Jack 96                             1797     819              821337            253328
Harlan #1                           1796     876              820863            253656
Lara #1                             1796     878              820865            253657
Rich #13                                                     2432283            814670
Rich #14                                                     2432284            814671
Rich #15                                                     2432285            814672
Rich #16                                                     2432286            814673
Rich #17                                                     2432287            814674
Rich #18                                                     2432288            814675
Rich #21                                                     2432289            814676
Rich #22                                                     2432290            814677
Rich #23                                                     2432291            814678
Rich #24                                                     2432292            814679
Rich #39                                                     2432293            814680

                                      WASHOE COUNTY
--------------------------------------------------------------------------------------
                                                                            BLM SERIAL
                                                                                NUMBER
CLAIM NAME                                                DOCUMENT #           ("NMC")
--------------------------------------------------------------------------------------
Rich #41                                                     2432294            814681
Rich #43                                                     2432295            814682
Rich #45                                                     2432296            814683
Rich #47                                                     2432297            814684
Rich 50                                                      2432298            814685
Rich 51                                                      2432299            814686
Rich 52                                                      2432300            814687


                                     -3-